                                                     Registration No. 2-64233
                                                     (under the Securities Act
                                                     of 1933)
                                                     Registration No. 811-2918
                                                     (under the Investment
                                                     Company Act of 1940)

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549
                                  FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               (   )

         Pre-Effective Amendment No.                                  (   )
         Post-Effective Amendment No. 36                              ( X )
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       (   )

         Amendment No. 37                                             ( X )
                        (Check appropriate box or boxes)

                               DUPREE MUTUAL FUNDS
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

                  125 South Mill Street, Vine Center, Suite 100
                  ---------------------------------------------
                            Lexington, Kentucky 40507
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (606) 254-7741
        -----------------------------------------------------------------

                              THOMAS P. DUPREE, SR.
                        Dupree Investment Advisers, Inc.
                  125 South Mill Street, Vine Center, Suite 100
                            Lexington, Kentucky 40507
                            -------------------------
                     (Name and Address of Agent for Service)

            Approximate Date of Proposed Public Offering: Continuous
            --------------------------------------------------------

It is proposed that this filing will become effective
(check appropriate box)

      immediately upon filing pursuant to paragraph (b)
-----
  X   on November 1, 1996 pursuant to paragraph (b)
-----
       60 days after filing pursuant to paragraph (a) (1)
-----
       on _________pursuant to paragraph (a) (1)
-----
       75 days after filing pursuant to paragraph (a) (2)
-----
       on _________pursuant to paragraph (a) (s)
-----  of rule 485

Dupree Mutual Funds has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. On August 2, 1996, registrant filed a Rule 24f-2 Notice for the fiscal year ended June 30, 1996.

Notes rated at the time of purchase within the three highest grades assigned by Moody's (MIG 1, MIG 2, MIG 3); and bonds and notes not rated by Moody's or S&P within the grades specified above, but secured by the full faith and credit of the United States government (e.g., refunded or defeased bonds secured by United States Treasury Bills or Notes).

No more than 20% of the value of our total assets in any of the municipal bond series will be invested in securities which are not rated. The Trust will not purchase securities which in the opinion of the Investment Adviser would not have been rated in one of the grades specified above. In addition, our Investment Adviser will make its own evaluation of each security it selects for each portfolio and will continue to evaluate each portfolio security so long as we hold it.

As an additional matter of fundamental policy, except as indicated below, the only securities we will purchase for the municipal bond series are those producing income exempt from both Federal and State income taxes in the states where shares of the series are offered, though ad valorem taxes may be due in some states.

The investment policies may not be changed without approval of the holders of a majority of the outstanding shares representing each series. The only exception to the policies previously described is that we may temporarily invest up to 50% of the value of our total assets in certain taxable obligations when, in the judgment of our Investment Adviser, abnormal market conditions make it advantageous to assume a defensive posture in taxable obligations. We also reserve the right to hold such cash reserves as the Investment Adviser deems necessary for temporary defensive purposes.

The taxable obligations and cash equivalents in which we may invest on a temporary basis include obligations of the U.S. Government and its agencies and instrumentalities; certificates of deposit, banker's acceptances and other short-term debt obligations of United States and Canadian banks with total assets of at least $1,000,000,000; commercial paper rated A-2 or better by S&P or Prime-2 or better by Moody's; and repurchase agreements relating to an underlying security in which we are authorized to invest.


Intermediate Government Bond Series
The Intermediate Government Bond Series has an investment objective of realizing the highest rate of current income without undue risk to principal by investing at least 65% of the value of our total assets in a professionally managed non-diversified portfolio of bonds: 1) issued by the U.S. Government such as U.S. Treasury Bonds; 2) issued by agencies or instrumentalities of the U.S. Government such as, but not limited to, obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Bank. The remaining assets are invested in bank accounts fully insured by the FDIC or collateralized by 1) and
2); repurchase agreements fully collateralized by 1) and 2); and U.S. Treasury or Agency Notes and Bills. The foregoing types of securities are described in the "Statement of Additional Information." The dollar weighted average maturity of the portfolio will be 3-10 years to produce minimal fluctuation in principal. There can be no assurance that the objectives of the series will be realized.


Investors should recognize that, in periods of declining interest rates, the series yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of the series will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the series from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the series' portfolio, thereby reducing the current yield of the series. In periods of rising interest rates, the opposite can be true.

Borrowing of Money

Each series permits borrowing money from banks as a temporary measure in order to pay redeeming shareholders or to satisfy purchase commitments, but such borrowings may not be in excess of 5% of the value of the assets of the affected series.

Asset Composition

The weighted average ratings of the securities held by the Trust on June 30, 1996, the ending date of the fiscal year were:

                                          Aaa/AAA    Aa/AA      A/A     Baa/BBB  NR(total)

Municipal Bonds
Kentucky Tax-Free
  Income Series                            39.69%    13.89%    38.07%     4.55%     3.80%
Kentucky Tax-Free
  Short-to-Medium Series                   34.42     22.01     39.22      2.72      1.63
North Carolina Tax-Free
  Income Series                            67.85     21.16     10.99        .0        .0
North Carolina Tax-Free
  Short-to-Medium Series                   55.45     24.75     18.85        .0       .95
Tennessee Tax-Free
  Income Series                            33.15     35.54     26.87      3.80       .64
Tennessee Tax-Free
  Short-to-Medium Series                   44.90     36.00     18.68       .42        .0

Government Bonds
Intermediate Government
  Bond Series                               100

The Board of Trustees of the Trust, acting upon information furnished by the Investment Adviser, has determined that the unrated bonds held by each series were comparable to rated bonds in the following categories:

Comparable To:                           Aaa/AAA    Aa/AA      A/A     Baa/BBB

Kentucky Tax-Free
  Income Series                                                         3.80%
Kentucky Tax-Free
  Short-to-Medium Series                                                1.63
North Carolina Tax-Free
  Short-to-Medium Series                                                 .95
Tennessee Tax-Free
  Income Series                                                          .64

MANAGEMENT OF THE TRUST

Trustees
The Trustees of the Trust consist of six individuals, four of whom are not "interested persons" of the Trust as defined in the Investment Company Act of 1940. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed upon the directors or trustees of investment companies by the Investment Company Act of 1940. The Trustees of the Trust are:


Thomas P. Dupree, Sr., Chairman of the Board of Dupree & Company, Inc. and Dupree Investment Advisers, Inc.*


Fred L. Dupree, Jr., Vice President, Secretary, Treasurer and Director of Dupree & Company, Inc. and Dupree Investment Advisers, Inc.*


Lucy A. Breathitt, Alexander Farms, farming; Kentucky Horse Park Foundation Board; Kentucky Horse Park Museum Board, Kentucky State Nature Preserves Commission.

William A. Combs, Jr., Secretary, Treasurer, Director, Freedom Dodge, Lexington, KY and Dana Motor Company, Cincinnati, Ohio, auto dealerships; Partner, Ellerslie Realty, Inc., Forkland Development Co., and Lexland, Lexington, KY.

Robert L. Maddox, Member, Wyatt, Tarrant & Combs, Attorneys, Louisville, KY.

William S. Patterson, President, CEO, Cumberland Surety Insurance Co., Lexington, KY.

*Thomas P. Dupree, Sr. and Fred L. Dupree, Jr. are "interested persons" of the Trust's Investment Adviser and of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their officership, directorship and/or employment with Dupree Investment Advisers, Inc. Dupree Investment Advisers, Inc. also serves as the Trust's Transfer Agent. The other Trustees are the non-interested Trustees of the Trust.

Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.


                                                             Pension or                                     Total
                                                             Retirement              Estimated           Compensation
                                     Aggregate            Benefits Accrued             Annual           From Trust and
       Name of Person,             Compensation              As Part of            Benefits Upon        Trust Complex
           Position                 From Trust             Trust Expenses            Retirement        Paid to Trustees

-----------------------------------------------------------------------------------------------------------------------

Thomas P. Dupree, Sr.                   -0-               None - No Pension             None                 -0-
President, Chairman,                                     or Retirement Plan
Trustee

Fred L. Dupree, Jr.                     -0-               None - No Pension             None                 -0-
Vice President, Secretary,                               or Retirement Plan
Treasurer, Trustee

Lucy A. Breathitt*                      -0-                None-No Pension              None                 -0-
Trustee                                                  or Retirement Plan

William A. Combs, Jr.                 $12,000             None - No Pension             None               $12,000
Trustee                                                  or Retirement Plan

Robert L. Maddox                      $12,000             None - No Pension             None               $12,000
Trustee                                                  or Retirement Plan

William S. Patterson                  $12,000             None - No Pension             None               $12,000
Trustee                                                  or Retirement Plan

*New Trustee as of October 30, 1996


Investment Adviser and Advisory Agreements

Our investment activities are managed by Dupree Investment Advisers, Inc., P.O. Box 1149 Lexington, Kentucky 40589-1149. The firm is a Kentucky corporation formed in 1986 as a wholly owned subsidiary of Dupree & Company, Inc., which was formed in 1962 to continue a business founded in 1941. Dupree Investment Advisers, Inc. also serves as Transfer Agent.

Dupree Investment Advisers, Inc., may at its sole cost and expense, enter into sub-shareholder servicing agreements with commercial banks, investment advisers, or other entities to provide assistance in maintaining books, accounts and records of shareholders.


Dupree Investment Advisers, Inc. serves as the Investment Adviser for each of our seven series pursuant to separate Investment Advisory Agreements with each series. The dates of these agreements are as follows: Kentucky Tax-Free Income Series (November 1, 1989), Kentucky Tax-Free Short-to-Medium Series (November 1,
1989), Intermediate Government Bond Series (November 1, 1993), Tennessee Tax-Free Income Series (November 1, 1993) Tennessee Tax-Free Short-to-Medium Series (November 1, 1994), North Carolina Tax-Free Income Series (November 1,
1995), and North Carolina Tax-Free Short-to-Medium Series (November 1, 1995). Each agreement will continue in effect until October 31, 1997 and may be continued thereafter for annual periods if renewed. Subject to the direction of the Trustees, Dupree Investment Advisers is responsible for the actual management of the Trust's portfolios. The compensation paid to Dupree Investment Advisers as presented on page 3 is inclusive of certain administrative services and provision of office space, facilities, equipment and personnel for management of the Trust. The compensation paid to Dupree Investment Advisers pursuant to the Investment Advisory Agreements is a percentage of the daily net assets of each series as follows:


Range of Total Assets                                                 100,000,001-
(in dollars)                                      $0-100,000,000      $150,000,000    $150,000,001+

Kentucky Tax-Free Income Series                      .50 of 1%         .45 of 1%        .40 of 1%
Kentucky Tax-Free Short-to-Medium Series             .50 of 1%         .45 of 1%        .40 of 1%
North Carolina Tax-Free Income Series                .50 of 1%         .45 of 1%        .40 of 1%
North Carolina Tax-Free Short-to-Medium Series       .50 of 1%         .45 of 1%        .40 of 1%
Tennessee Tax-Free Income Series                     .50 of 1%         .45 of 1%        .40 of 1%
Tennessee Tax-Free Short-to-Medium Series            .50 of 1%         .45 of 1%        .40 of 1%
Intermediate Government Bond Series                  .20 of 1%         .20 of 1%        .20 of 1%

Dupree Investment Advisers has reserved the right to voluntarily subsidize any series of the Trust at its sole option.

Indiana and Texas limit annual expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.

Fund Portfolio Manager

The person primarily responsible for the day-to-day management of all series of the Trust is William T. Griggs II, President of the Investment Advisor. Mr. Griggs has been Portfolio Manager since 1989.

Determining Net Asset Value

The price used when you buy or sell shares in a series is the next net asset value computed after we receive your order in proper form. The net asset value per share of each series is determined separately at the close of trading on the New York Stock Exchange each day the Exchange is open for trading by dividing the total value of the assets of a series, minus liabilities, by the total number of shares outstanding. The value of your investment in any of our series is not reduced by a sales charge or commission.

The securities in which we invest are traded primarily in the over-the-counter market. We value securities for which representative price quotations are current and readily available at the mean between the quoted bid and asked prices. If price quotations are not readily available, or if we believe that available quotations are not current or representative, we value securities at prices we believe will best reflect the fair value. In such cases, and in the case of other assets, fair value is determined in good faith in accordance with procedures approved in advance by our Board of Trustees, consistently applied by or under the supervision of our officers, and monitored by the Board on an ongoing basis.

BUYING SHARES

Our goal is to make doing business with us as easy as possible. You can buy shares at the next net asset value computed after we receive your investment in proper form as described below. There is no sales charge or load.

Terms of Offering

If you send us a check which does not clear, we may cancel your order and hold you responsible for any loss which we have incurred. We may recover our loss by redeeming shares held in your account, and we may prohibit or restrict you from placing future orders.

We retain the right to reject any order, and to raise or lower the minimum investment size for any persons or class of persons. An order to purchase shares is not binding on us until confirmed in writing by the Transfer Agent.

Initial Investment
Your initial and subsequent investments need only be $100.00 for any of our series.

By Wire
If this is an initial investment you must first call us to tell us the following:
         (Y) How the account is to be registered
         (Y) Name of series in which you wish to invest
         (Y) Your address
         (Y) Your tax identification number
         (Y) Amount being wired
         (Y) Name of wiring bank

Our wire instructions are directed to Star Bank, Cincinnati, Ohio as follows:
         Star Bank ABA # 0420-0001-3

         Kentucky Tax-Free Income Series                      #483-622-098
         Kentucky Tax-Free Short-to-Medium Series             #483-622-106

         North Carolina Tax-Free Income Series                #483-622-338
         North Carolina Tax-Free Short-to-Medium Series       #483-622-346

         Tennessee Tax-Free Income Series                     #483-622-122
         Tennessee Tax-Free Short-to-Medium Series            #483-622-130

         Intermediate Government Bond Series                  #483-622-148

If you are adding to an existing account please call us with your name and account number.

By Mail
Make your check payable to the series you want to invest in and send your check to:

         Dupree Mutual Funds
         P.O. Box 1149
         Lexington, KY  40589-1149

Along with one of the following:
         *A completed new account form (if new account)
         *The detachable stub which you will find at the bottom of your most recent account statement
         *A letter specifying the account number and series

Automatic Withdrawal from Your Checking Account
Once your account is open, you may make investments automatically by authorizing Dupree Mutual Funds to draw on your bank account. Please call us at the phone number on page 24 for more information.

Individual Retirement Accounts
Shareholders of the Intermediate Government Bond Series may establish Individual Retirement Accounts. Please contact us at the number on page 24 for more information.

SELLING SHARES

You may sell all or part of the shares in your account at any time without any penalties or sales commissions. To do so, simply use one of the methods described below. We will not require a signature guarantee (but reserve the right to do so); however, on your account application, you will be asked to indemnify and hold harmless the Trust, the Transfer Agent and their officers, agents and employees, from losses, claims, expenses and liabilities based on actions taken as the result of your instructions. The Trust will utilize reasonable procedures, such as recording a telephone redemption request or making inquiries of information which should only be known to the shareholder and the Trust, to confirm that instructions communicated by telephone or in writing are genuine. If reasonable procedures are followed by the Trust, it will not be liable for losses due to unauthorized or fraudulent telephone instructions. The Securities and Exchange Commission is currently considering the propriety of the requirement of indemnification and hold harmless provisions.

By Telephone
In Lexington (606) 254-7741
Toll Free National Number (800) 866-0614
In North Carolina (800) 284-2562

All accounts will automatically receive telephone redemption privileges unless indicated otherwise on the initial application form. We will mail or wire the money only to the address or bank account previously filed with us. Changes to any redemption instructions must be made in writing and signed by all owners. The telephone cannot be used to redeem shares for which you hold certificates of beneficial interest or which were purchased by mail within the past 30 days.

By Mail
You must send us a written request for redemption, signed by each registered holder exactly as the shares are registered along with (if applicable):
    * Any certificates of beneficial interest
    * Documents required by Corporations, Executors, Administrators, Trustees and Guardians.

By Check
Shareholders of each of the Short-to-Medium Series, and the Intermediate Government Bond Series may redeem shares by check. In order to arrange for redemption by check, a check writing privilege form must be completed or call us at the phone number on page 24. Checks may not be used to close an account. Checks may not be presented for payment over-the-counter at the clearing bank.

                                                  Daily
Check limits                          Minimum     Maximum       CHECKING WRITING CHARGES

KY Short-to-Medium Series           $500.00       $25,000       Share Redemption: NONE
NC Short-to-Medium Series           $500.00       $25,000       Checks: NONE
TN Short-to-Medium Series           $500.00       $25,000       Insufficient Funds: $17.00
Government Bond Series              $500.00        none         Stop Payment: $9.00

Payment of Redemption Proceeds
The Transfer Agent will normally mail a check or wire redemption proceeds the business day following the receipt of necessary documents in required form. In order to receive proceeds by wire the redeeming amount must be at least $500.00. If the Custodian imposes a wire charge upon the Transfer Agent, the Transfer Agent may deduct the wire charge from the proceeds. If charged, the current amount of the charge would be $10.00. Your own bank may impose a wire charge on your account to which the funds are wired.


We reserve the right on all redemptions, including redemptions by writing a check in any of the Short-to-Medium Series or Intermediate Government Bond Series, to delay payment seven days if to do otherwise would negatively affect existing shareholders.


Shares redeemed to close an account will earn dividends through the date of redemption. In addition to the redemption proceeds, redeeming shareholders will receive dividends declared but unpaid. If you redeem only a portion of your shares, you will receive all dividends declared and unpaid on all your shares on the next dividend payment date.

Redemption Price
The redemption price of shares redeemed will be their net asset value per share as calculated in the first determination of net asset value after the Trust has received all necessary documents in the form it requires.


Suspension of Redemption
We may suspend the right of redemption or postpone payment for more than seven days for any period during which the New York Stock Exchange is closed, or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Commission as a result of which it is not reasonably practicable for us to dispose of our securities, or for such other period as the Commission may by order permit for the protection of our shareholders.


Redemption by Trust
If your account balance falls below $100 as a result of shareholder redemption and not simply market valuation change, we may redeem your shares and close out your account. We will give you notice no earlier than the 15th of the month following the month in which your account falls below $100 before we take any action.

Transfer and Exchange of Shares
You may transfer your shares to another owner. You may exchange shares between series offered in your state of residence without sales charge at the next determination of net asset value; however, the Trust reserves the right to reject any exchange in excess of $50,000 and to modify or terminate the exchange privilege at any time only upon sixty (60) days written notice. An exchange is treated for federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged. No representation is made as to the deductibility of any such loss. The Transfer Agent will provide you with information about the documents required.

Withdrawal Plan
You may withdraw fixed or variable amounts from your account at regular intervals. Once begun, a withdrawal plan may be discontinued at any time without penalty.

DIVIDENDS
Generally we declare dividends separately for each series each business day. The Kentucky, North Carolina and Tennessee Income Series pay such dividends as of the last business day of each quarter. The Kentucky, North Carolina and Tennessee Short-to-Medium Series and the Intermediate Government Bond Series pay such dividends as of the last business day of each month. If no other business day(s) intervene between a weekend or holiday on which the New York Stock Exchange is closed, then dividends will be paid on the second to last business day of the quarter (Income Series) or month (Short-to-Medium Series and Intermediate Government Bond Series).


The Trustees have the authority to change dividend payment dates. Net investment income consists of all interest income accrued on portfolio securities less all expenses. Capital gains, if any, will normally be distributed between October 31 and January 31 in order to comply with federal income tax regulations. See Statement of Additional Information. Income dividends and capital gains distributions will be paid in additional shares by credit to the shareholder's account or in cash at the shareholder's election. Any such election remains in effect until the Transfer Agent receives written notice terminating the election at least three days before the payment date of a dividend or distribution. The available elections are indicated on the new account application form.


TAXES


Each series of the Trust has qualified as a "regulated investment company" (RIC) under the Internal Revenue Code. Accordingly, we must distribute at least 90% of our net income earned in any year. Ordinarily, the dividends we pay our shareholders of the Municipal Bond series will be exempt interest dividends which will be excludable from gross income for federal and state income tax purposes. Dividends and distributions paid on the Government Bond Series generally will be subject to federal and state income tax. Distributions of income from investments in non-municipal securities or net short-term capital gains or net long-term capital gains exceeding our capital loss carry forwards (if any) will be taxable as more fully described in the "Statement of Additional Information." Ad valorem tax may be imposed in some states.


You should consult your tax adviser about the effects of investments in the Trust and recognize that the tax laws of the several states afford different tax treatment to their residents.

PERFORMANCE CALCULATIONS

All yield figures are based on historical earnings and are not intended to indicate future performance.

Average annual total returns are calculated for specified periods by finding average annual compounded rates of return that will equate the initial investment to the redeemable amount of the investment at the end of each period, assuming the reinvestment of all dividends and other distributions and taking into account all recurring and nonrecurring expenses. Total return may be expressed either as a percentage or as a dollar amount.

Yield quotations are based on a 30 day period in accordance with S.E.C. computation formulas as more fully described in the Statement of Additional Information.

Taxable equivalent yield is the yield that an investor would have to earn in order to equal a tax-free yield after the investor had paid federal and any applicable state income and Ad Valorem taxes.

Fund Performance


The Annual Report of Dupree Mutual Funds contains a discussion and graphs reflecting the performance of its series during the most recently completed fiscal year. A copy of the Annual Report may be obtained by writing or calling us at the numbers listed on page 24. Performance may also by judged by comparing the series' performance to other mutual funds with comparable investment objectives through various mutual fund or market indices or rankings such as those provided by Barrons, Forbes, Fortune, Money Magazine and Morningstar. Periodically information from these publications may be included in advertisements, sales literature and reports to shareholders.

HOW TO REACH US

DUPREE MUTUAL FUNDS
P.O. Box 1149
Lexington, KY  40589-1149

PHONE
(606) 254-7741
(800) 866-0614

INVESTMENT ADVISER
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Dupree Investment Advisers, Inc.
(d/b/a DIA Dupree Investment Advisers, Inc. in Texas)
P.O. Box 1149
Lexington, Kentucky 40589-1149

CUSTODIAN
Star Bank
425 Walnut Street, ML 6118
P.O. Box 1118
Cincinnati, Ohio  45201-118


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
201 East Main Street, Suite 1400
Lexington, Kentucky  40507
For Fiscal Year 1996

Ernst & Young, LLP
1300 Chiquita Center
Cincinnati, OH  45202
For Fiscal Year 1997


LEGAL COUNSEL
Darsie &  Elste
P.O. Box 22219
Lexington, KY  40522

This prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Items of information which are thus omitted may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

DUPREE MUTUAL FUNDS
A No-Load Fund
Prospectus, November 1, 1996

DUPREE MUTUAL FUNDS
REGISTRATION STATEMENT ON FORM N-1A

CROSS-REFERENCE SHEET

Part A
Item No.     Prospectus Caption

     1       Cover Page
     2       Dupree Mutual Funds - Summary
     3       Financial Highlights
     4       Organization of the Trust
     5       Management of the Trust; Trust Expenses
     6       Dividends; Taxes; Organization of the Trust
     7       Buying Shares
     8       Selling Shares
     9       Not Applicable

Part B
Item No.     Statement of Additional Information

    10       Cover Page
    11       Table of Contents
    12       General Information and History
    13       Investment Objectives and Policies; Portfolio Turnovers
    14       Investment Adviser; Officers and Trustees
    15       Not Applicable
    16       Investment Adviser
    17       Portfolios Transactions
    18       Shares of Beneficial Interest
    19       How to Purchase Shares; How to Redeem Shares;
                        How We Compute Our Yields
    20       Tax Information
    21       Not Applicable
    22       How We Compute Our Yields
    23       Financial Statements

Prospectus
November 1, 1996



DUPREE MUTUAL FUNDS
P.O. Box 1149
Lexington, Kentucky 40589-1149
(606) 254-7741
(800) 866-0614

MUNICIPAL BOND FUNDS

Kentucky Tax-Free Income Series
Kentucky Tax-Free Short-to-Medium Series
North Carolina Tax-Free Income Series
North Carolina Tax-Free Short-to-Medium Series
Tennessee Tax-Free Income Series
Tennessee Tax-Free Short-to-Medium Series

GOVERNMENT BOND FUNDS
Intermediate Government Bond Series

This Prospectus is a concise statement of information about Dupree Mutual Funds (the "Trust") that you should know before investing. This Prospectus should be kept for future reference.


A statement containing additional information about the Trust, Dated November 1, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by writing or calling us at the address or phone number listed above. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

 2       Dupree Mutual Funds Summary

 3       Trust Expenses

 5       Financial Highlights

12       Organization of the Trust

12       Investment Objectives

14       Investment Policies and Restrictions

16       Management of the Trust

18       Determining Net Asset Value

19       Buying Shares

20       Selling Shares

22       Dividends

22       Taxes

22       Performance Calculations

23       How to Reach Us

SINGLE STATE MUNICIPAL BOND SERIES

Investors in our municipal bond series are investors seeking tax-free income derived from municipal securities. The Kentucky, North Carolina and Tennessee Tax-Free Income Series seek a steady flow of income but with greater share price fluctuation. The Kentucky, North Carolina and Tennessee Tax-Free Short-to-Medium Series offer less principal fluctuation, but with less yield. See "Investment Objectives".

INTERMEDIATE GOVERNMENT BOND SERIES

Investors in our Intermediate Government Bond Series are seeking income derived from securities of the U.S. Government and its agencies. The Intermediate Government Bond Series should provide moderate principal fluctuation. See "Investment Objectives."

MANAGER AND DISTRIBUTOR

Dupree Investment Advisers serves as Investment Adviser to each series of Dupree Mutual Funds, a Kentucky Business Trust, offering one class of shares of beneficial interest in seven distinct series. See "Manager and Distributor" for more information.

PURCHASES AND REDEMPTIONS

The Trust has no sales load, no redemption fees and no exchange fees. The minimum initial and subsequent investment amount is $100.00. See "Buying Shares" for more information on how easy it is to invest. Shares are redeemable by mail and wire in all series and by check in each of the Short-to-Medium Series (Kentucky, North Carolina and Tennessee) and the Intermediate Government Bond Series. If a shareholder elects to redeem shares by wire transfer, the shareholder's own bank may impose a wire charge. If the Custodian imposes a wire charge upon the Transfer Agent, this may be passed on to the shareholder. See "Selling Shares."

FACTORS TO CONSIDER

An investment in our Trust, as with any mutual fund, includes risks that vary depending upon the series' investment policies. Investment in any of the Single State Municipal Bond series may involve greater risk than investment in a Fund with a portfolio of municipal securities from throughout the country. This additional risk is due to the possibility of an economic or political development unique to a single state. There is no assurance that the investment objective of any series will be achieved. A series' return and net asset value will fluctuate.

TRUST EXPENSES
Transaction and Operating Expense Table

                                              Kentucky    Kentucky      North        North     Tennessee   Tennessee    Intermediate
                                              Tax-Free    Tax-Free     Carolina    Carolina    Tax-Free     Tax-Free     Government
                                               Income     Short-to     Tax-Free    Tax-Free     Income      Short-to        Bond
                                               Series      Medium       Income     Short-to     Series       Medium        Series
                                                           Series       Series      Medium                   Series
SHAREHOLDER TRANSACTION EXPENSES:                                                   Series
(as a percentage of offering price or redemption proceeds, where applicable)

Maximum Sales Load
  Imposed on Purchases                         NONE        NONE          NONE         NONE        NONE        NONE         NONE
  Maximum Sales Load
  Imposed on
  Reinvested Dividends                         NONE        NONE          NONE         NONE        NONE        NONE         NONE
Deferred Sales Load                            NONE        NONE          NONE         NONE        NONE        NONE         NONE
Redemption Fees                                NONE        NONE          NONE         NONE        NONE        NONE         NONE
Exchange Fee                                   NONE        NONE          NONE         NONE        NONE        NONE         NONE

ANNUAL TRUST OPERATING EXPENSES: (as a percentage of average net assets)

Management Fee
  (after fee reimbursements)                  0.443%     0.500%        0.00%*       0.00%*      0.00%*      0.00%*       0.00%*
12b-1 Fees                                     NONE        NONE          NONE         NONE        NONE        NONE         NONE
Other expenses
  (after fee reimbursements)

  Transfer Agent                              0.122       0.130        0.000         0.000      0.000       0.000         0.129
  All other expenses                          0.059       0.115        0.180         0.160      0.141       0.495         0.271
                                              -----       -----        -----         -----      -----       -----         -----

  Total other expenses                        0.181       0.245        0.180         0.160      0.397       0.495         0.400
                                              -----       -----        -----         -----      -----       -----         -----

Total fund operating expenses                0.624%      0.745%       0.180%        0.160%     0.538%      0.495%        0.400%
                                             ======      ======       ======        ======     ======      ======        ======


EXAMPLE:

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each period:

                                1 year           $7          $8           $2             $2        $6         $5             $4
                               3 years          $21         $24           $6             $5       $18         $16           $13
                               5 years          $36         $43          $10             $9       $31         $28           $23
                              10 years          $80         $95          $24            $21       $69         $64           $52

The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly. Actual expenses and returns on investment may be greater or lesser than those shown. For further information concerning advisory fees, see the section entitled Investment Adviser and Advisory Agreements. In addition, more complete information on costs and expenses is found in the Statement of Additional Information.

Annual fund operating expenses (as a percentage of average net assets) are based on actual amounts incurred for the fiscal year ended June 30, 1996.

*The Investment Adviser for each of the series may waive management fees and assume and pay other operating expenses to reduce expenses which could be passed on to the shareholders. For the year ended June 30, 1996, if the Investment Adviser had not waived management fees and assumed or paid other operating expenses, the following expenses would have been incurred by the two North Carolina Series, the two Tennessee Series and the Intermediate Government Bond
Series:

                                        North          North         Tennessee        Tennessee       Intermediate
                                      Carolina       Carolina         Tax-Free        Tax-Free         Government
                                      Tax-Free       Tax-Free          Income         Short-to            Bond
                                       Income        Short-to          Series          Medium            Series
                                       Series         Medium                           Series
                                                      Series

Management Fee                        0.500%          0.500%           0.500%          0.500%             0.200%

Other Expenses
  Transfer Agent                       0.150           0.150            0.150           0.150              0.150
  All Other Expenses                   1.820           1.130            0.246           0.540              0.271
                                       -----           -----            -----           -----              -----

Total Other Expenses                   1.970           1.280            0.396           0.690              0.421
                                       -----           -----            -----           -----              -----

Total Fund Operating Expenses          2.47%           1.78%           0.896%           1.19%             0.621%
                                       =====           =====           ======           =====             ======



FINANCIAL HIGHLIGHTS

Kentucky Tax-Free Income Series

The financial highlights in the table below for each of the years in the period ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., independent accountants. Financial statements for the year ended June 30, 1996 and the independent accountants' report thereon are included in the Statement of Additional Information.

                                               For  the Years Ended June 30:

                                            1996      1995     1994       1993
                                            ------------------------------------
Net asset value,
  Beginning of year                       $  7.29   $  7.21   $  7.60   $  7.16
                                          -------   -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                         .40       .40       .41       .43
Net gains or losses on
  securities (both realized
  and unrealized)                             .06       .13      (.34)      .44
                                          -------   -------   -------   -------
Total from investment operations              .46       .53       .07       .87


LESS DISTRIBUTIONS
Distributions (from capital gains)           (.00)     (.05)     (.05)     (.00)
Dividends (from net investment income)       (.40)     (.40)     (.41)     (.43)
                                          -------   -------   -------   -------
Total distributions                          (.40)     (.45)     (.46)     (.43)
                                          -------   -------   -------   -------

Net asset value,
  End of year                             $  7.35   $  7.29   $  7.21   $  7.60
                                          =======   =======   =======   =======

TOTAL RETURN                                 6.38%     6.90%      .75%    12.45%


RATIOS/SUPPLEMENTAL DATA (IN MILLIONS):
Net assets, end of period                 $ 295.0   $ 269.3   $ 257.2   $ 237.9
Shares outstanding, end of period            40.1      36.9      35.7      31.3
Ratio of expenses to average net assets       .62%      .63%      .69%      .67%
Ratio of net investment income to
  average net assets                         5.39%     5.60%     5.82%     5.79%
Portfolio turnover rate                      4.29%    18.05%    30.53%    31.79%


                                                     For  the Years Ended June 30:

                                             1992     1991      1990      1989    1988      1987
                                           -------------------------------------------------------
Net asset value,
  Beginning of year                        $  6.87   $  6.77   $  6.76  $  6.52  $  6.59   $  6.62
                                           -------   -------   -------  -------  -------   -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .44       .45       .46      .47      .48       .50
Net gains or losses on
  securities (both realized
  and unrealized)                              .29       .10       .01      .24     (.07)     (.03)
                                           -------   -------   -------  -------  -------   -------
Total from investment operations               .73       .55       .47      .71      .41       .47


LESS DISTRIBUTIONS
Distributions (from capital gains)            (.00)     (.00)     (.00)    (.00)    (.00)     (.00)
Dividends (from net investment income)        (.44)     (.45)     (.46)    (.47)    (.48)     (.50)
                                           -------   -------   -------  -------  -------   -------
Total distributions                           (.44)     (.45)     (.46)    (.47)    (.48)     (.50)
                                           -------   -------   -------  -------  -------   -------

Net asset value,
  End of year                              $  7.16   $  6.87   $  6.77  $  6.76  $  6.52   $  6.59
                                           =======   =======   =======  =======  =======   =======

TOTAL RETURN                                 10.95%     8.43%     7.19%   11.32%    6.54%     7.13%
                                                                                           -------

RATIOS/SUPPLEMENTAL DATA (IN MILLIONS):
Net assets, end of period                  $ 169.3   $ 113.7   $  87.6  $  73.0  $  60.4   $  61.8
Shares outstanding, end of period             23.6      16.5      12.9     10.8      9.3       9.4
Ratio of expenses to average net assets        .71%      .75%      .76%     .78%     .81%      .79%**
Ratio of net investment income to
  average net assets                          6.28%     6.63%     6.82%    7.44%    7.40%     7.32%
Portfolio turnover rate                      11.93%    18.08%    35.82%   43.70%   87.37%    54.43%

**During this period the adviser reimbursed the fund a portion of the fees and expenses in accordance with the investment advisory agreement.

FINANCIAL HIGHLIGHTS

Kentucky Tax-Free Short-to-Medium Series

The financial highlights in the table below for each of the years in the period ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., independent accountants. Financial statements for the year ended June 30, 1996 and the independent accountants' report thereon are included in the Statement of Additional Information.

For the years ended June 30, 1996, 1995, 1994, 1993, 1992, 1991, 1990, and 1989,
and for the period September 15, 1987 (commencement of operations) to June 30, 1988:




                                           1996     1995       1994     1993      1992

Net asset value,
  Beginning of year                      $  5.18   $  5.17   $  5.29   $  5.17   $  5.05
                                         -------   -------   -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS

Net investment income                        .21       .21       .21       .23       .26
Net gains or losses on
  securities (both realized
  and unrealized)                            .02       .02      (.12)      .12       .12
                                         -------   -------   -------   -------   -------
Total from investment operations             .23       .23       .09       .35       .38


LESS DISTRIBUTIONS
Distributions (from capital gains)          (.00)     (.01)     (.00)     (.00)     (.00)
Dividends (from net investment income)      (.21)     (.21)     (.21)     (.23)     (.26)
                                         -------   -------   -------   -------   -------
Total distributions                         (.21)     (.22)     (.21)     (.23)     (.26)
                                         -------   -------   -------   -------   -------

Net asset value,
  End of year                            $  5.20   $  5.18   $  5.17   $  5.29   $  5.17
                                         =======   =======   =======   =======   =======


TOTAL RETURN                                4.51%     4.27%     1.71%     6.91%     7.67%



RATIOS/SUPPLEMENTAL DATA (IN MILLIONS):
Net assets, end of period                $  66.6   $  57.1   $  69.6   $  56.0   $  34.2
Shares outstanding, end of period           12.8      11.0      13.5      10.6       6.6
Ratio of expenses to average net assets      .75%      .72%      .72%      .76%**    .76%**
Ratio of net investment income to
  average net assets                        4.04%     4.00%     3.92%     4.37%     4.96%
Portfolio turnover rate                    57.80%     4.07%    17.62%    22.89%    29.35%





                                           1991       1990         1989        1988
Net asset value,
Beginning of year                         $  4.99     $  4.97     $  5.00     $  5.00
                                          -------     -------     -------     -------

INCOME FROM INVESTMENT OPERATIONS

Net investment income                         .28         .29         .29         .20
Net gains or losses on
  securities (both realized
  and unrealized)                             .06         .02        (.03)        .00
                                          -------     -------     -------     -------
Total from investment operations              .34         .31         .26         .20


LESS DISTRIBUTIONS
Distributions (from capital gains)           (.00)       (.00)       (.00)       (.00)
Dividends (from net investment income)       (.28)       (.29)       (.29)       (.20)
                                          -------     -------     -------     -------
Total distributions                          (.28)       (.29)       (.29)       (.20)
                                          -------     -------     -------     -------

Net asset value,
  End of year                             $  5.05     $  4.99     $  4.97     $  5.00
                                          =======     =======     =======     =======


TOTAL RETURN                                 7.03%       6.36%       5.42%       5.53%
                                                                              -------


RATIOS/SUPPLEMENTAL DATA (IN MILLIONS):
Net assets, end of period                 $  14.0     $   6.7     $   7.3     $   3.1
Shares outstanding, end of period             2.8         1.3         1.5          .6
Ratio of expenses to average net assets       .76%**      .76%**      .75%**      .75%**
Ratio of net investment income to
  average net assets                         5.58%       5.79%       5.88%       5.48%
Portfolio turnover rate                     26.41%      57.61%      41.31%     103.35%

**During these periods the adviser reimbursed the fund a portion of the fees and expenses in accordance with the investment advisory agreement. For the years ended June 30, 1993, 1992, 1991, 1990 , and 1989 the ratio of expenses to average net assets without the reimbursement of expenses by the investment adviser would have been .77%, .83%, .85%, .89%, and .92%, respectively, and the ratio of net investment income to average net assets would have been 4.36%, 4.89%, 5.49%, 5.63%, and 5.71% respectively.

FINANCIAL HIGHLIGHTS

North Carolina Tax-Free Income Series

The financial highlights in the table below for the period ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., independent accountants. Financial statements for the period ended June 30, 1996 and the independent accountants' report thereon are included in the Statement of Additional Information.

For the period November 16, 1995 (commencement of operations) to June 30, 1996

                                                     1996

Net asset value,
  Beginning of period                              $10.00
                                                   ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .32
Net gains on
  securities (both realized
  and unrealized)                                    (.12)
                                                    -----
Total from investment operations                      .20

LESS DISTRIBUTIONS
Dividends (from net investment income)               (.32)
                                                   -------
Total distributions                                  (.32)
                                                   -------
Net asset value,
  End of year                                      $ 9.88
                                                   ======

TOTAL RETURN (SINCE INCEPTION)                       3.23%

RATIOS/SUPPLEMENTAL DATA (IN MILLIONS)
Net assets, end of period                          $ 1.0
Shares outstanding, end of period                     .1
Ratio of expenses to average net assets               .18%**(1)
Ratio of net investment income to
average net assets                                   3.27%(1)
Portfolio turnover rate                             22.83%

[FN]
**During this period the adviser reimbursed the fund a portion of the fees and expenses in accordance with the investment advisory agreement. For the 228 days ended June 30, 1996 the ratio of expenses to average net assets without the reimbursement of expenses by the investment adviser would have been 2.47%, and the ratio of net investment income to average net assets would have been .98%.

(1)Annualized

FINANCIAL HIGHLIGHTS

North Carolina Tax-Free Short-to-Medium Series

The financial highlights in the table below for the period ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., independent accountants. Financial statements for the period ended June 30, 1996 and the independent accountants' report thereon are included in the Statement of Additional Information.

For the period November 16, 1995 (commencement of operations) to June 30, 1996


                                                      1996
 Net asset value,
  Beginning of period                                $10.00
                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 .24
  Net gains on
    securities (both realized
    and unrealized)                                    (.01)
                                                       ----
  Total from investment operations                      .23

LESS DISTRIBUTIONS
  Dividends (from net investment income)               (.24)
                                                     ------
  Total distributions                                  (.24)
                                                     ------

Net asset value,
  End of year                                         $9.99
                                                     ======

TOTAL RETURN (SINCE INCEPTION)                         3.79%

RATIOS/SUPPLEMENTAL DATA (IN MILLIONS)
Net assets, end of period                             $1.2
Shares outstanding, end of period                       .1
Ratio of expenses to average net assets                 .16%**(1)
Ratio of net investment income to
  average net assets                                   2.47%(1)
Portfolio turnover rate                               17.18%

**During this period the adviser reimbursed the fund a portion of the fees and expenses in accordance with the investment advisory agreement. For the 228 days ended June 30, 1996 the ratio of expenses to average net assets without the reimbursement of expenses by the investment adviser would have been 1.78%, and the ratio of net investment income to average net assets would have been .85%.

(1) Annualized

FINANCIAL HIGHLIGHTS

Tennessee Tax-Free Income Series

The financial highlights in the table below for each of the years in the period ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., independent accountants. Financial statements for the year ended June 30, 1996 and the independent accountants' report thereon are included in the Statement of Additional Information.

For the year ended June 30, 1996, 1995 and for the period December 20, 1993 (commencement of operations) to June 30, 1994:

                                                1996         1995         1994
Net asset value,
  Beginning of period                      $ 10.05      $   9.51      $  10.00
                                           -------      --------      --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .54           .54           .28
Net gains or losses on
  securities (both realized
  and unrealized)                              .12           .54          (.49)
                                           -------       -------       -------
Total from investment operations               .66          1.08          (.21)

LESS DISTRIBUTIONS
Dividends (from net investment income)        (.54)         (.54)         (.28)
                                           -------       -------       -------
Total distributions                           (.54)         (.54)         (.28)
                                           -------       -------       -------
Net asset value,
  End of year                              $ 10.17       $ 10.05       $  9.51
                                           =======       =======       =======

TOTAL RETURN                                  6.65%        11.65%        (4.17)%


RATIOS/SUPPLEMENTAL DATA (IN MILLIONS):
Net assets, end of period                  $   8.0          $5.0         $.794
Shares outstanding, end of period             .792          .500          .083
Ratio of expenses to average net assets        .54%**        .34%**        .12%**(1)
Ratio of net investment income to
average net assets                            5.27%         5.59%         2.83%(1)
Portfolio turnover rate                       9.13%         6.84%        15.88%

**During this period the adviser reimbursed the fund a portion of the fees and expenses in accordance with the investment advisory agreement. For the years ended June 30, 1996, 1995 and the period ended June 30, 1994 the ratio of expenses to average net assets without the reimbursement of expenses by the investment adviser would have been .90%, 1.16% and 4.01%, respectively, and the ratio of net investment income to average net assets would have been 4.91%, 4.77% and (1.06)%, respectively.

1Annualized

FINANCIAL HIGHLIGHTS

Tennessee Tax-Free Short-to-Medium Series

The financial highlights in the table below for each of the years in the period ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., independent accountants. Financial statements for the year ended June 30, 1996 and the independent accountants' report thereon are included in the Statement of Additional Information.

For the year ended June 30, 1996 and the period November 1, 1994
(commencement of operations) to June 30, 1995


                                                       1996              1995

Net asset value,
  Beginning of period                                 $10.20            $10.00
                                                      ------            ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                    .42               .28
Net gains on
  securities (both realized
  and unrealized)                                        .05               .20
                                                      ------            ------
Total from investment operations                         .47               .48

LESS DISTRIBUTIONS
Dividends (from net investment income)                  (.42)             (.28)
                                                      ------            ------
Total distributions                                     (.42)             (.28)
                                                      ------            ------
Net asset value,
  End of year                                         $10.25            $10.20
                                                      ======            ======

TOTAL RETURN                                            4.62%             7.41%

RATIOS/SUPPLEMENTAL DATA (IN MILLIONS):
Net assets, end of period                             $  2.4            $  1.5
Shares outstanding, end of period                       .239              .150
Ratio of expenses to average net assets                  .50%**            .28%**(1)
Ratio of net investment income to
  average net assets                                    4.05%             2.80%(1)
Portfolio turnover rate                                23.17%             0.71%

**During these periods the adviser reimbursed the fund a portion of the fees and expenses in accordance with the investment advisory agreement. For the year ended June 30, 1996 and the period ended June 30, 1995, the ratio of expenses to average net assets without the reimbursement of expenses by the investment adviser would have been 1.19% and 2.05%, respectively, and the ratio of net investment income to average net assets would have been 3.36% and 1.03%, respectively.

(1) Annualized


FINANCIAL HIGHLIGHTS

Intermediate Government Bond Series

The financial highlights in the table below for each of the years in the period ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., independent accountants. Financial statements for the year ended June 30, 1996 and the independent accountants' report thereon are included in the Statement of Additional Information.

For the years ended June 30, 1996, 1995 and 1994, and the period July 12, 1992 (commencement of operations) to June 30, 1993:

                                                  1996               1995               1994               1993

Net asset value,
  Beginning of year                              $10.15             $ 9.65             $10.60             $10.00
                                                 ------             ------             ------             ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                               .72                .69                .63                .59
Net gains or losses on
  securities (both realized
  and unrealized)                                  (.30)               .50               (.95)               .60
                                                 ------             ------             ------             ------
Total from investment operations                    .42               1.19               (.32)              1.19

LESS DISTRIBUTIONS
Dividends (from net investment income)             (.72)              (.69)              (.63)              (.59)
                                                 ------             ------             ------             ------
Total distributions                                (.72)              (.69)              (.63)              (.59)
                                                 ------             ------             ------             ------
Net asset value,
  End of year                                    $ 9.85             $10.15             $ 9.65             $10.60
                                                 ======             ======             ======             ======

TOTAL RETURN                                       4.15%             12.78%             (3.32)%            12.64%

RATIOS/SUPPLEMENTAL DATA (IN MILLIONS):
Net assets, end of period                        $  7.8             $  7.7             $  8.4             $  5.9
Shares outstanding, end of period                    .8                 .8                 .9                 .6
Ratio of expenses to average net assets             .40%**             .40%**             .40%**             .40%**(1)
Ratio of net investment income to
  average net assets                               7.11%              7.06%              6.00%              6.23%(1)
Portfolio turnover rate                           33.89%             74.98%             23.08%              0.00%

**During these periods the adviser reimbursed the fund a portion of the fees and expenses in accordance with the investment advisory agreement. For the years ended June 30, 1996, 1995, 1994 and 1993 the ratio of expenses to average net assets without the reimbursement of expenses by the investment adviser would have been .62%, .61%, .65% and 1.34%, respectively, and the ratio of net investment income to average net assets would have been 6.89%, 6.85%, 5.75% and 5.29%, respectively.

(1) Annualized


ORGANIZATION OF THE TRUST

Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Trust offers shares of beneficial interest of separate series without par value.

Shares of seven series are being offered for sale:

Kentucky Tax-Free Income Series
Kentucky Tax-Free Short-to-Medium Series

North Carolina Tax-Free Income Series
North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series
Tennessee Tax-Free Short-to-Medium Series

Intermediate Government Bond Series

Each share has one vote. Fractional shares have proportionate voting rights and participate pro-rata in dividends and distributions. Our shares have cumulative voting rights for the election of Trustees. On matters affecting an individual series, a separate vote of the series is required. Shareholders of a series are not entitled to vote on any matter not affecting that series but requiring a separate vote of the other series.


We are registered as a diversified, open-end investment company of the management type under the Investment Company Act of 1940; however, each series of the Trust may or may not be diversified. Our shares, which are offered continuously, are registered for sale under the Securities Act of 1933. The Kentucky, Tennessee, North Carolina Series and the Intermediate Government Bond Series are qualified for sale in Kentucky, Florida, Indiana, and North Carolina under the securities law of those states. The two Kentucky Series and the Intermediate Government Bond Series are qualified for sale in Texas. The two Tennessee Series and the Intermediate Government Bond Series are qualified for sale in Tennessee. We offer and redeem our shares at current net asset value.


Investment Objectives

Our investment objective is to seek the highest level of income without undue risk to principal. Of course, no mutual fund offered by us or anyone else can guarantee that the investment objective will be met.

Single State Municipal Bond Series
All of our single state series, whatever their maturity range, have an investment objective of realizing the highest level of tax-exempt income available without undue risk to principal by investing in state specific municipal securities. The interest earned on these securities, in the opinion of bond counsel for the issuer, is exempt from federal and state taxation in the state of issuance. In conformity with Guidelines of the Securities and Exchange Commission, each single state series has a fundamental policy that during periods of normal market conditions either (1) the series' assets will be invested so that at least 80% of the income will be tax-exempt or (2) the series will have at least 80% of its net assets invested in tax-exempt securities. In addition, under normal market conditions, at least 65% of the value of each series assets will be invested in municipal securities of the state identified in the series name as described herein.

Yield on municipal securities is dependent on a variety of factors, including the maturity and quality of the particular obligation, the size of the total offering, conditions in the municipal securities markets and general monetary and economic conditions. Generally, issues of shorter maturity and/or higher quality pay lower yields than issues of longer maturity and/or lower quality. The market values of municipal securities vary depending upon available yields both in the municipal securities markets and in the short-term money markets. Therefore, the net asset values of our shares will change as interest rates fluctuate, generally declining as interest rates rise and rising as interest rates fall. The types of municipal securities and the general characteristics of each type are described in the "Statement of Additional Information".


The inherent risk associated with investment in municipal securities is that the issuer might default. Payment on nearly all Kentucky municipal securities depends upon revenue generated by the property financed by the securities; the securities are not general obligations of the issuer. Payment on nearly all North Carolina and Tennessee municipal securities are general obligations of the issuer. In addition, the net asset value of our shares may be impacted by the general economic situation in the country and/or within the states of Kentucky, North Carolina and Tennessee. The limitation of our investments of each series to a single state may involve greater risk than if we invested in municipal securities throughout the country, due to the possibility of an economic or political development which could uniquely affect the ability of issuers to meet the debt obligations of the securities. The economies of Kentucky, North Carolina and Tennessee are supported by agricultural products, coal, manufacturing and service professions. A decline in the tobacco, equine or coal market could affect these states in a manner different from the effect on most other states. Potential federal regulation of the tobacco industry may impact the tobacco industry in each of these states, though the degree of the impact cannot be predicted with any definity.


The Kentucky non-agricultural economy is diversified as follows: 24% services, 24% wholesale and retail trade, 19% manufacturing, 18% government and 15% other. Agriculture in Kentucky is well diversified among tobacco, corn, hogs, cattle, other grains, equine, and truck crops. No single segment of the economy consists of as much as one fourth of the overall State Domestic Product.

The North Carolina economy derives most of its income from three main sectors: industry, agriculture and tourism in that order. Each of these sectors are well diversified. Industry has a good balance between production of goods versus services, with a slight edge to the services side. Agriculture is diversified among tobacco, poultry, turkeys, fruits, vegetables and other livestock. Tourism is concentrated in the far west and the coastal region. The U.S. military bases in North Carolina constitute a significant part of the economy as well.

The Tennessee non-agricultural economy is diversified among the following sectors: 23% manufacturing; 23% wholesale and retail trade; 22% services; 16% government and 14% other. Agriculture in Tennessee is widely diversified among livestock, poultry, fruit and vegetables production, as well as nursery operations. Agriculture constitutes about one third of the overall economy.


The economies of Kentucky, North Carolina and Tennessee are of such diversification that an economic decline in a single segment of a state's economy would not necessarily lead to the non-payment of debt service on municipal bonds. A national economic decline could impact the ability of municipalities to pay debt service, if the decline impacted various industries within each state.

Kentucky Tax-Free Income Series
This is a diversified fund of long-term maturity bonds, usually averaging 10 years or more, where a fairly level stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a weighted average maturity of 8.70 years as of June 30, 1996.

Kentucky Tax-Free Short-to-Medium Series
This is a non-diversified fund with a dollar weighted average maturity of two to five years. The yield of this series will typically be lower than the Income Series, but with less principal fluctuation. The portfolio had a weighted average maturity of 3.96 years as of June 30, 1996. As a non-diversified series, the Short-to-Medium Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series' total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

North Carolina Tax-Free Income Series
This is a non-diversified fund with a dollar weighted average maturity usually averaging 10 years or more, where a fairly level stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a weighted average maturity of 15.04 years as of June 30, 1996. As a non-diversified series, the Income Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

North Carolina Tax-Free Short-to-Medium Series
This is a non-diversified fund with a dollar weighted average maturity of two to five years. The yield of this series will typically be lower than the Income Series, but with less principal fluctuation. The portfolio had a weighted average maturity of 3.31 years as of June 30, 1996. As a non-diversified series, the Short-to-Medium Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Tennessee Tax-Free Income Series
This is a diversified fund of long-term maturity bonds, usually averaging 10 years or more, where a fairly level stream of income is important, though net asset value per share can fluctuate considerably. The portfolio had a weighted average maturity of 11.14 years as of June 30, 1996.

Tennessee Tax-Free Short-to-Medium Series
This is a non-diversified fund with a dollar weighted average maturity of two to five years. The yield of this series will typically be lower than the Income Series, but with less principal fluctuation. This portfolio had a weighted average maturity of 2.77 years as of June 30, 1996. As a non-diversified series, the Short-to-Medium Series may invest up to 50% of the series' total assets in as few as two investments, with each of those investments comprising up to 25% of the series' total assets. In this case, a default would produce a more dramatic result as compared to a fully diversified fund.

Intermediate Government Bond Series
Seeks the highest level of current income without undue risk to principal by investing in the following securities: issues of the U.S. Government or its agencies or instrumentalities, repurchase agreements fully collateralized by issues of the U.S. Government or its agencies or instrumentalities and bank accounts fully insured by the FDIC or collateralized. The types of securities are described in the "Statement of Additional Information". The dollar weighted maturity of the portfolio will be 3 to 10 years to produce minimal fluctuation in principal. The portfolio had a weighted average maturity of 4.52 years as of June 30, 1996.


INVESTMENT POLICIES AND RESTRICTIONS

Single State Municipal Bond Series
Our six single state municipal bond series have fundamental policies of investing at least 80% of the value of the assets in securities meeting the following quality standards.

Bonds rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB). According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates a satisfactory degree of safety and capacity for repayment, but more vulnerability to adverse economic conditions or changing circumstances. These bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

                               DUPREE MUTUAL FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 1996
                                ----------------


                                                   TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY................................................................................. 1

INVESTMENT OBJECTIVES AND POLICIES.............................................................................. 1
    Portfolio Turnover.......................................................................................... 5
    Investment Restrictions..................................................................................... 6

NON-FUNDAMENTAL RESTRICTIONS.................................................................................... 9

INVESTMENT ADVISER AND OTHER SERVICES........................................................................... 9
    (See "Management of the Trust" in Prospectus)

OFFICERS AND TRUSTEES...........................................................................................11
    (See "Management of the Trust" in Prospectus)

PORTFOLIO TRANSACTIONS..........................................................................................13

SHARES OF BENEFICIAL INTEREST...................................................................................14
    (See "Organization of the Trust" in Prospectus)

HOW TO PURCHASE SHARES..........................................................................................14
    (See "Buying Shares" in Prospectus)

HOW TO REDEEM SHARES............................................................................................15
    (See "Selling Shares" in Prospectus)

HOW WE COMPUTE OUR YIELDS.......................................................................................15

TAX INFORMATION.................................................................................................17
    (See "Dividends" and "Taxes" in Prospectus)

FINANCIAL STATEMENTS............................................................................................21

NOTES TO FINANCIAL STATEMENTS...................................................................................57

REPORT OF INDEPENDENT ACCOUNTANTS...............................................................................64


This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Trust's Prospectus dated November 1, 1996. A Prospectus may be obtained, without charge, by calling or writing the Trust listed on the back cover.

                         GENERAL INFORMATION AND HISTORY

Dupree Mutual Funds is a no-load mutual fund that offers shares in separate investment series to the public. We have been in continuous operation since 1979, first as the Kentucky Tax-Free Income Fund, Inc. and in our current form since 1987. We were organized as a Kentucky Business Trust on July 1, 1987 as the successor to the fund organized in 1979. We currently offer no-load mutual fund shares in seven series that invest in professionally-managed bond portfolios. Our Investment Adviser for each series of shares is Dupree Investment Advisers, Inc., a wholly owned subsidiary of Dupree & Company, Inc., our original sponsor. Dupree & Company is a Lexington, Kentucky firm with more than 50 years experience in managing, underwriting and trading Kentucky municipal securities.

                      INVESTMENT OBJECTIVES AND POLICIES

As stated in our Prospectus, our investment objective for each of our seven series is to realize the highest level of income available as determined by a shareholder's state of residence without undue risk to principal. Six of the seven series we offer invest in professionally-managed bond portfolios consisting of municipal securities issued in a single state. These series (with only minor exceptions) invest in municipal securities from Kentucky, North Carolina or Tennessee in order to provide interest income exempt from federal income tax and from state income tax as well in the states where our shares are offered. Investors should consult our Prospectus for a description of the investment objectives of each series and the manner in which each series seeks to achieve its objectives.

We have established a number of investment policies and restrictions to help ensure that the investments of each series are consistent with its investment goals. Certain of these policies are deemed "fundamental", meaning that they are subject to change only upon approval by the holders of a majority of shares of the affected series. "Non-fundamental policies" may be changed without a vote of the shareholders. The fundamental policies of each of the series are set forth below and in the "Investment Restrictions" section which follows. As used in the Prospectus and this Statement of Additional Information, with respect to any matter requiring shareholder approval, whether it be shareholder approval within an affected series or the shareholders of the Trust, the phrase "majority of our shares" means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding shares of the affected series are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the affected series, whichever is less.

                         Kentucky Tax-Free Income Series
                    Kentucky Tax-Free Short-to-Medium Series
                      North Carolina Tax-Free Income Series
                 North Carolina Tax-Free Short-to-Medium Series
                        Tennessee Tax-Free Income Series
                    Tennessee Tax-Free Short-to Medium Series

As stated in our Prospectus, the investment objective our six municipal bond series is to realize the highest level of tax-exempt income available as determined by a shareholder's state of residence without undue risk to principal. In general, interest income derived from municipal securities is exempt from federal income tax and, for residents of the states in which we offer shares, from state income tax as well. Accordingly, as a matter of fundamental policy, these series invest in tax-exempt issues from a single state, one of either Kentucky, North Carolina or Tennessee, in order to maximize the tax exemption available to shareholders in the states where are our shares are offered. The only exception to this policy is that, when abnormal market conditions warrant doing so, we may from time to time invest in taxable securities on a temporary basis. Investors should consult our Prospectus and the "Tax Information" section which follows for a more complete discussion of the tax consequences of these investment policies. The Kentucky Tax-Free Income Series and the Tennessee Tax-Free Income Series maintain diversified portfolios, while the Kentucky Tax-Free Short-to-Medium Series, the North Carolina Tax-Free Income Series, the North Carolina Tax-Free Short-to-Medium Series, and the Tennessee Tax-Free Short-to-Medium Series maintain non-diversified portfolios.


At least 80% of the Kentucky, North Carolina or Tennessee municipal securities we purchase must be municipal bonds within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or
municipal notes rated at the time of purchase within the three highest grades assigned by Moody's or Kentucky, North Carolina or Tennessee municipal bonds and notes not rated by Moody's or S&P within the grades specified above, but secured by the full faith and credit of the United States government. A description of the general characteristics of the municipal securities qualifying for the Moody's and S&P ratings specified above and in the Prospectus follows.

No more than 20% of the value of our total assets in each of the Kentucky Series, the North Carolina Series or the Tennessee Series will be invested in securities which are not rated, but which, in the opinion of our Investment Adviser, would have been rated at the grades indicated above if the issuers had sought a rating at the time of issuance. Issuers do not always secure ratings for reasons of cost or when ratings are not needed to effectuate the sale. No special or particular risk is associated solely with unrated securities.

The ratings described below reflect the opinions of Moody's and S&P as to the quality of the municipal securities they undertake to rate. As such, the ratings represent broad guidelines rather than absolute standards of quality. You should also bear in mind that Moody's and S&P usually rate an issue of municipal securities at the time it is first offered to the public, and that, once issued, a rating is seldom updated unless and until the municipal issuer makes a further offering of its securities. Our Investment Adviser will make its own evaluation of each security it selects for our portfolios and will continue to evaluate each portfolio security so long as we hold it.

RATINGS OF MUNICIPAL BONDS
--------------------------

MOODY'S INVESTORS SERVICE, INC. Aaa: the "best quality." Aa: "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A: "upper medium grade obligations." Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa: "Medium grade," neither highly protected, nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

STANDARD & POOR'S CORPORATION. AAA: "obligations of the highest quality," AA: issues with investment characteristics "only slightly less marked than those of prime quality issues." A: "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues.
BBB: the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time.

RATINGS OF MUNICIPAL NOTES
--------------------------

MOODY'S INVESTORS SERVICE, INC. MIG 1: the best quality. MIG 2: high quality, with margins of protection ample although not so large as in the preceding group. MIG 3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

KENTUCKY MUNICIPAL SECURITIES
-----------------------------

Kentucky municipal securities are obligations issued by the state of Kentucky, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from federal and Kentucky income taxes.

Kentucky municipal bonds are issued for various public purposes, including the construction of airports, highways, housing, hospitals, pollution abatement facilities, schools, streets, water and sewer works, gas and electric utilities and university buildings.

Municipal issuers in Kentucky can issue bonds for the purposes of refunding outstanding obligations, obtaining funds to finance other public institutions and meeting general operating expenses. Industrial building revenue bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal and Kentucky income taxes, are issued by or on behalf of public authorities to finance construction of privately operated facilities, such as manufacturing plants, housing, sports arenas and pollution control installations. Our investments in Kentucky industrial building revenue bonds are subject to the restrictions set forth in Paragraph 10 of the "Investment Restrictions."

There are five general types of Kentucky municipal bonds. General obligation bonds are secured by the issuer's pledge of its full faith, honor, credit and/or taxing power for the payment of principal and interest. Apart from those issued by the state of Kentucky, general obligation bonds are relatively rare since they must be authorized by a two-thirds vote of the electorate of the municipal issuer. Revenue bonds are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees, sports event gate receipts, etc. Although industrial building revenue bonds are issued by municipal authorities, they are secured by revenues derived from a lease rental contract with a non-governmental user. Some revenue bonds, including industrial building revenue bonds, are secured by a mortgage on the rental property. Improvement assessment bonds are obligations secured by a special assessment (e.g. a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g. a sanitary sewer project). The assessments are similar to taxes and have a priority which is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in United States government securities and occasionally in bank certificates of deposit or similar instruments. Housing bonds, including Kentucky Housing Corporation bonds, are usually secured by mortgages that the issuer acquires and pledges for the payment of the bonds. Local housing authorities sometimes issue bonds that are secured by rentals from the operation of a housing project. Housing bonds may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

Because of constitutional limitations, the state of Kentucky cannot enter into a financial obligation of more than two year's duration, and no other municipal issuer within the state can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other states. Many city and county construction projects are financed through bonds which are nominally issued in the name of a public corporation which holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In this situation, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default.


At times, we may purchase Kentucky municipal securities when a new issue is being offered in an underwriting, at which time the securities are offered on a "when-issued" basis, meaning that the delivery date is unknown. This means we would commit to purchase the securities at an agreed price to be paid at the time of delivery, usually in 30 to 45 days. During the period prior to delivery, we will not have paid for the securities and will not receive interest on them. There is a slight risk that such securities will not be delivered. It is also possible that by the delivery date, due to changing market conditions, the market value of the securities will be higher or lower than the price we have committed to pay. We do not intend to make when-issued purchase commitments for speculative purposes, but only to accomplish our investment objective. Therefore, when we commit to purchase securities on a when-issued basis, we will identify designated, readily marketable assets at least equal to the amount of the purchase to pay for the commitment. During any such period in which assets are identified to meet a "when-issued" purchase commitment, we will ordinarily sell other assets not so identified if necessary to meet shareholder redemption requests. In the unlikely event that it becomes necessary for us to sell when-issued securities before delivery, any resulting gain or loss would not be tax-exempt.


Unlike other types of investments, municipal securities have traditionally have not been subject to registration with, or other regulation by, the Securities and Exchange Commission. However, there have been proposals which could lead to future regulation of these securities by the Commission.

NORTH CAROLINA MUNICIPAL SECURITIES
-----------------------------------

North Carolina municipal securities are obligations issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from federal and North Carolina income taxes.

North Carolina municipal bonds are issued for various public purposes, including the construction of airports, highways, housing, hospitals, pollution abatement facilities, schools, streets, water and sewer works, gas and electric utilities and university buildings. Municipal issuers in North Carolina can issue bonds for the purposes of refunding outstanding obligations, obtaining funds to finance other public institutions and meeting general operating expenses. Industrial building revenue bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal income and North Carolina income taxes, are issued by or on behalf of public authorities to finance construction of privately operated facilities, such as manufacturing plants, housing, sports arenas and pollution control installations. Our investments in North Carolina building revenue bonds are subject to the restrictions set forth in Paragraph 10 of the "Investment Restrictions."

There are five general types of North Carolina municipal bonds. General obligation bonds are secured by the issuer's pledge of its faith and credit (taxing power) for the payment of principal and interest. Revenue bonds are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, parking fees, sports event gate receipts, etc. Although industrial development revenue bonds are issued by municipal authorities, they are secured by revenues derived from a lease rental contract or loan agreement with a non-governmental user. Some revenue bonds, including industrial development revenue bonds, are secured by a mortgage on the property financed. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in United States government securities and occasionally in bank certificates of deposit or similar instruments. Housing bonds, including North Carolina Housing Finance Agency bonds, are usually secured by mortgages that the issuer acquires and pledges for the payment of the bonds. Local housing authorities sometimes issue bonds that are secured by rentals from the operation of a housing project. Housing bonds may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security. Certificates Of Participation ("COP's") are payable from a stream of revenues generated by an installment financing contract or lease. This contract or lease is between the North Carolina local government and the issuer, which is usually a nonprofit corporation that is a financing instrumentality of the local government. COP's are only secured by a lien or mortgage on the property being acquired or leased. The local government's taxing power is not pledged to the repayment of the COP's and no deficiency judgment may be rendered against a local government for repayment of the COP's. Payments on COP's by the local government are subject to the annual appropriation process of the local government. Some COP's may also be secured with financial guarantee insurance, a letter of credit or other credit enhancement.


At times, we may purchase North Carolina municipal securities when a new issue is being offered in an underwriting, at which time the securities are offered on a "when-issued" basis, meaning that the delivery date is unknown. This means we would commit to purchase the securities at an agreed price to be paid at the time of delivery, usually in 30 to 45 days. During the period prior to delivery, we will not have paid for the securities and will not receive interest on them. There is a slight risk that such securities will not be delivered. It is also possible that by the delivery date, due to changing market conditions, the market value of the securities will be higher or lower than the price we have committed to pay. We do not intend to make when-issued purchase commitments for speculative purposes, but only to accomplish our investment objective. Therefore, when we commit to purchase securities on a when-issued basis, we will identify designated, readily marketable assets at least equal to the amount of the purchase to pay for the commitment. During any such period in which assets are identified to meet a "when-issued" purchase commitment, we will ordinarily sell other assets not so identified if necessary to meet shareholder redemption requests. In the unlikely event that it becomes necessary for us to sell when-issued securities before delivery, any resulting gain or loss would not be tax-exempt.


Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission. However, there have been proposals which could lead to future regulation of these securities by the Commission.

TENNESSEE MUNICIPAL SECURITIES
------------------------------

Tennessee municipal securities are obligations issued by the state of Tennessee, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from federal and Tennessee Hall income taxes.

Tennessee municipal bonds are issued for various public purposes, including the construction of airports, highways, housing, hospitals, pollution abatement facilities, schools, streets, water and sewer works, gas and electric utilities and university buildings. Municipal issuers in Tennessee can issue bonds for the purposes of refunding outstanding obligations, obtaining funds to finance other public institutions and meeting general operating expenses. Industrial building revenue bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal income and Tennessee Hall income taxes, are issued by or on behalf of public authorities to finance construction of privately operated facilities, such as manufacturing plants, housing, sports arenas and pollution control installations. Our investments in Tennessee industrial building revenue bonds are subject to the restrictions set forth in Paragraph 10 of the "Investment Restrictions."

There are six general types of Tennessee municipal bonds. General obligation bonds are secured by the issuer's pledge of its full faith, honor, credit and/or taxing power for the payment of principal and interest. Revenue bonds are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge tolls, parking fees, sports event gate receipts, etc. Although industrial building revenue bonds are issued by municipal authorities, they are secured by revenues derived from a lease rental contract with a non-governmental user. Some revenue bonds, including industrial building revenue bonds, are secured by a mortgage on the rental property. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in United States government securities and occasionally in bank certificates of deposit or similar instruments. Housing bonds, including Tennessee Housing Development Agency bonds, are usually secured by mortgages that the issuer acquires and pledges for the payment of the bonds. Local housing authorities sometimes issue bonds that are secured by rentals from the operation of a housing project. Housing bonds may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security. "Double Barrel Bonds" are primarily water and sewer issues for which the revenues are the primary source of debt service, but with taxes as the unlimited secondary source. Improvement Assessment bonds are obligations secured by a special assessment (e.g. a sewer charge) that the government issuer imposes on each owner of property benefited by the improvement (e.g. a sanitary sewer project). The assessments are similar to taxes and have a priority which is similar to a tax lien.


At times, we may purchase Tennessee municipal securities when a new issue is being offered in an underwriting, at which time the securities are offered on a "when-issued" basis, meaning that the delivery date is unknown. This means we would commit to purchase the securities at an agreed price to be paid at the time of delivery, usually in 30 to 45 days. During the period prior to delivery, we will not have paid for the securities and will not receive interest on them. There is a slight risk that such securities will not be delivered. It is also possible that by the delivery date, due to changing market conditions, the market value of the securities will be higher or lower than the price we have committed to pay. We do not intend to make when-issued purchase commitments for speculative purposes, but only to accomplish our investment objective. Therefore, when we commit to purchase securities on a when-issued basis, we will identify designated, readily marketable assets at least equal to the amount of the purchase to pay for the commitment. During any such period in which assets are identified to meet a "when-issued" purchase commitment, we will ordinarily sell other assets not so identified if necessary to meet shareholder redemption requests. In the unlikely event that it becomes necessary for us to sell when-issued securities before delivery, any resulting gain or loss would not be tax-exempt.


Unlike other types of investments, municipal securities traditionally have not been subject to registration with, or other regulation by, the Securities and Exchange Commission. However, there have been proposals which could lead to future regulation of these securities by the Commission.

INTERMEDIATE GOVERNMENT BOND SERIES
-----------------------------------


As stated in our Prospectus, our investment objective for this series is to realize the highest level of income available without undue risk to principal by investing in a portfolio consisting of: 1) bonds issued by the U.S. Government such as U.S. Treasury Notes and Bills; 2) bonds issued by agencies or instrumentalities of the U.S. Government such as obligations of the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Bank; 3) bank accounts fully insured by the FDIC or collateralized by federal government or federal agency bonds; and 4) repurchase agreements fully collateralized by issues of the U.S. Government or its agencies. The Intermediate Government Bond Series will maintain a non-diversified portfolio as described in our Prospectus and in the "Investment Restrictions" section below.


                               PORTFOLIO TURNOVER

Portfolio turnover is defined to be the lesser of purchases or sales divided by the average monthly value of the portfolio. The portfolio turnover rate is expressed as a percentage ratio calculated by taking the lesser of sales or purchases of securities as the numerator and dividing by the average monthly value of the entire portfolio, excluding short term investments from both the numerator and denominator. Portfolio turnover for each of the series offered will vary depending on a number of factors, including net capital flows into or out of each series, our investment strategy, and market conditions.


Portfolio turnover rate may influence a series' yield under certain conditions. In periods of declining interest rates, the series' yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of the series will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the series from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the series' portfolio, thereby reducing the current yield of the series. In periods of rising interest rates, the opposite can be true.

Kentucky Tax-Free Income Series
Kentucky Tax-Free Short-to-Medium Series
North Carolina Tax-Free Income Series
North Carolina Tax-Free Short-to-Medium Series
Tennessee Tax-Free Income Series
Tennessee Tax-Free Short-to Medium Series

We do not intend to purchase Kentucky, North Carolina or Tennessee municipal securities for short-term profits. Securities will be purchased and sold in response to our management's evaluation of the issuer's ability to meet its debt obligations in the future. However, a security purchased at any earlier date may be sold in anticipation of a market decline (a rise in interest rates), and a security purchased in anticipation of a market rise (a decline in interest rates) may be sold at any later date. In addition, a security may be sold and another purchased when, in the opinion of our management, a favorable yield spread exists between those particular issuers or in different market sectors. Finally, in order to obtain an immediate yield on the cash proceeds from the sale of our shares pending the selection and availability of a more permanent investment, we may temporarily acquire Kentucky, North Carolina or Tennessee municipal securities under informal repurchase arrangements with a bank. Typically, under these arrangements, we would resell such securities to the bank, and the bank would repurchase them from us, within a short period of time, usually not more than seven days.


Based on current trends, we expect portfolio turnover in the coming year to be similar to that of the past year for all series except the Kentucky Tax-Free Short-to-Medium Series, which we expect will have a lower turnover rate than for the previous year. At this time, we do not anticipate any change to our investment strategy that would significantly impact portfolio turnover rate and therefore we expect that the turnover rate for the coming year will be influenced mainly by the net growth of each series and by market conditions.

For the fiscal year ended June 30, 1996 our portfolio turnover rate for the Kentucky Tax-Free Income Series was approximately 4.29%, as compared with our rate of approximately 18.05% for the fiscal year ended June 30, 1995. Fiscal 1995-96 was a year of stability. If current trends continue, fiscal 1996-97 will be a year of stability, the portfolio turnover should remain about the same.

For the fiscal year ended June 30, 1996, our portfolio turnover rate for the Kentucky Tax-Free Short-to-Medium Series was approximately 57.80%, as compared with our rate of approximately 4.07% for the fiscal year ended June 30, 1995. Fiscal 1995-96 was a year of growth. If this series experiences more steady growth in1996-97, we expect that the portfolio turnover should decrease.

For the fiscal year ended June 30, 1996, our portfolio turnover rate for the Tennessee Tax-Free Income Series was approximately 9.13% as compared with our rate of approximately 6.84% for the fiscal year ended June 30, 1995. Fiscal 1995-96 was a year of growth. If current trends continue in fiscal 1996-97 the portfolio turnover should remain about the same.

For the fiscal year ended June 30, 1996, our portfolio turnover rate for the Tennessee Tax-Free Short-to-Medium Series was approximately 23.17% as compared with our rate of approximately .71% for fiscal year ended June 30, 1995. If current trends continue in fiscal 1996-97 the portfolio turnover rate for the Tennessee Tax-Free Short-to-Medium Series is expected to remain about the same.

For the fiscal year ended June 30, 1996 our portfolio turnover rate for the North Carolina Income Series was 22.83%. As this is a new and growing series, the turnover rate is expected to remain about the same.

For the fiscal year ended June 30, 1996 the portfolio turnover rate for the North Carolina Short-to-Medium series was 17.18%. As this is a new and growing series the turnover rate is expected to remain about the same.

INTERMEDIATE GOVERNMENT BOND SERIES
-----------------------------------

For the fiscal year ended June 30, 1996 our portfolio turnover rate was approximately 33.89% as compared with our rate of approximately 74.98% for the fiscal year ended June 30, 1995. Fiscal 1995-96 was a year of stability. If current trends continue fiscal 1996-97 will continue to be stable and the portfolio turnover rate should remain about the same.


                             INVESTMENT RESTRICTIONS

We have adopted certain investment restrictions which may not be changed without the approval of the holders of a majority of the shares representing the affected series. Under these restrictions, we may not take any of the following actions with respect to each series:

KENTUCKY AND TENNESSEE TAX-FREE INCOME SERIES
---------------------------------------------


1. With respect to 75% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Kentucky and Tennessee, each political subdivision of each state, and each district, authority, agency or instrumentality of each state or any of either states' political subdivisions will be deemed to be a separate issuer.

2. Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3. Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4. Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven business days, if, as a result more than 10% of the value of our net assets would be so invested.

5. Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6. Underwrite the securities of other issuers, except to the extent that our purchase of Kentucky and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7. Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing Kentucky and Tennessee municipal securities or other securities secured by real estate or interest in real estate.

8.   Purchase or sell commodities or commodity contracts.

9. Purchase equity securities or securities convertible into equity securities.

10. Purchase any security, if, as a result, more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other tax exempt municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.  Invest in companies for the purpose of exercising management or control.

12. Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.  Make short sales of securities.

14. Purchase securities on margin, except that we may obtain such short term credit as may be necessary for the clearance of securities purchases.

15.  Write or invest in put or call options, or any combination thereof.

16.  Issue senior securities.

KENTUCKY, NORTH CAROLINA AND TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES, AND
---------------------------------------------------------------------------
NORTH CAROLINA TAX-FREE INCOME SERIES
-------------------------------------

1. With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank). For this purpose, the states of Kentucky, North Carolina and Tennessee, each political subdivision of the state, and each district, authority, agency or instrumentality of the state or any of its political subdivisions will be deemed to be a separate issuer.

2. Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3. Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4. Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days, if, as a result, more than 10% of the value of our total assets would be so invested.

5. Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6. Underwrite the securities of other issuers, except to the extent that our purchase of Kentucky, North Carolina and Tennessee municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7. Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing

     Kentucky, North Carolina and Tennessee municipal securities or other securities secured by real estate or interest in real estate.


8.   Purchase or sell commodities or commodity contracts.

9. Purchase equity securities or securities convertible into equity securities.

10. Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation would preclude us from investing more than 25% of the value of our total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry. However, the limitation does not apply to any other municipal securities, to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.  Invest in companies for the purpose of exercising management or control.

12. Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.  Make short sales of securities.

14. Purchase securities on margin, except that we may obtain such short term credit as may be necessary for the clearance of securities purchases.

15.  Write or invest in put or call options, or any combination thereof.

16.  Issue senior securities.

INTERMEDIATE GOVERNMENT BOND SERIES
-----------------------------------

1. With respect to 50% of the value of our total assets as of the close of each fiscal quarter, purchase the securities of any single issuer (except the United States government, its agencies and instrumentalities), if, as a result, more than 5% of the value of our total assets would be invested in securities of such issuer (including repurchase agreements with any one bank or brokerage firm).

2. Borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the value of our total assets.

3. Pledge or hypothecate any of our assets, except as security for a permissible temporary bank borrowing (see Restriction 2), and then only in an amount not exceeding 15% of the value of our total assets.

4. Make loans, except through the purchase of portions of issues or publicly distributed debt securities and entry into repurchase agreements. We will not enter into a repurchase agreement maturing in more than seven days, if, as a result, more than 10% of the value of our total assets would be so invested.

5. Purchase securities subject to legal or contractual restrictions on resale (except those imposed by repurchase agreements).

6. Underwrite the securities of other issuers, except to the extent that our purchase of United States Government securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities.

7. Purchase or sell real estate or real estate mortgage loans, but this limitation will not prevent us from purchasing securities or other securities secured by real estate or interest in real estate.

8.   Purchase or sell commodities or commodity contracts.

9. Purchase equity securities or securities convertible into equity securities.

10. Purchase any security, if, as a result as of the close of each fiscal quarter more than 25% of the value of our total assets would be invested in the securities of issuers having their principal business activities in the same industry. The limitation does not apply to securities issued or guaranteed by the United States government or any of its agencies or instrumentalities.

11.  Invest in companies for the purpose of exercising management or control.

12. Invest in securities of other investment companies, except where such investment results from a merger or consolidation with, or an acquisition of assets of, another investment company.

13.  Make short sales of securities.

14. Purchase securities on margin, except that we may obtain such short term credit as may be necessary for the clearance of securities purchases.

15.  Write or invest in put or call options, or any combination thereof.

16.  Issue senior securities.

                          NON-FUNDAMENTAL RESTRICTIONS

None of the single state series will invest in certificates of deposit or banker's acceptances.

In accord with the requirements of the Texas securities laws, the Trust will not invest in real estate limited partnerships, or in oil, gas and other mineral leases, or invest more than 15% of average net assets of any series in investments which are not readily marketable as described in Texas securities regulations.


These restrictions are "non-fundamental" investment policies of the affected series. As such, they may be changed by the Board of Trustees and do not require a vote of shareholders of the affected series.


                      INVESTMENT ADVISER AND OTHER SERVICES


As stated in the Prospectus, our investment activities are managed by Dupree Investment Advisers, Inc., a wholly owned subsidiary of Dupree & Company, Inc. Thomas P. Dupree, Sr., is Chairman of the Board of both Dupree firms. He and his wife, Clara, are the sole owners of the stock of Dupree & Company, Inc. Thomas
P. Dupree, Sr. also serves as our chief executive officer and as a member of our Board of Directors. Fred L. Dupree, Jr., is Vice President, Secretary, Treasurer and a director of both Dupree firms, and also holds the same offices with us. William T. Griggs II is a Vice President with us, and Alison L. Arnold and Michelle M. Dragoo are both Assistant Vice Presidents with us.

                         INVESTMENT ADVISORY AGREEMENTS

Dupree Investment Advisers, Inc. serves as the Investment Adviser for each of our seven series pursuant to separate Investment Advisory Agreements with each series. The dates of these agreements are as follows: Kentucky Tax-Free Income Series (November 1, 1989), Kentucky Tax-Free Short-to-Medium Series (November 1,
1989), Intermediate Government Bond Series (November 1, 1993), Tennessee Tax-Free Income Series (November 1, 1993), Tennessee Tax-Free Short-to-Medium Series (November 1, 1994), North Carolina Tax-Free Income Series (November 1,
1995), North Carolina Tax-Free Short-to-Medium Series (November 1, 1995). Each agreement will continue in effect until October 31, 1997 and may be continued from year to year after their defined ending dates if such continuation is specifically approved at least annually by our Board of Trustees at a meeting called for that purpose, or by a separate vote of the holders of a majority of each series' shares, and, in either case, also by vote of a majority of our Trustees who are not "interested persons" of Dupree Investment Advisers, Inc. for us within the meaning of the Investment Company Act of 1940. The Agreements are subject to termination by either party without penalty on 60 days written notice to the other and terminate automatically in the event of assignment. Dupree & Company, Inc. had served as the Investment Adviser to Kentucky Tax-Free Income Fund, Inc. from our inception through October 31, 1986, when Dupree Investment Advisers, Inc. began serving as the Investment Adviser.

Pursuant to the Agreements, Dupree Investment Advisers, Inc. provides us with investment supervisory services, office space and facilities, and corporate administration. Specifically, the Dupree firm has undertaken to obtain and evaluate relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities; to formulate a continuing program for the management of our assets in a manner consistent with our investment objectives; and to implement this program by selecting the securities to be purchased or sold by us and placing orders for such purchases and sales. In addition, the Dupree firm provides for our office needs, maintains our books and records, assumes and pays all sales and promotional expenses incurred in the distribution of our shares out of its own resources without reimbursement from the Trust, staffs us with persons competent to perform all of our executive and administrative functions, supervises and coordinates the activities of our institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve us as trustees and officers, all without additional cost to us. Dupree Investment Advisers may contract with commercial banks or other entities to assist in the provision of shareholder services.


Under the Agreements for each of the series, neither Dupree Investment Advisers, Inc. nor any of its directors, officers or employees performing executive or administrative functions for us will be liable to us for any error of judgment, mistake of law or other act or omission in connection with a matter to which the Agreements relate, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or otherwise constitutes a breach of fiduciary duty involving personal misconduct.


Under the terms of the Agreements for the Kentucky, North Carolina and Tennessee Series, we have agreed to pay to Dupree Investment Advisers, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreements, a fee at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets of each series determined separately, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000 of each series determined separately, and .40 of 1% of the average daily net assets in excess of $150,000,000 of each series determined separately. For the Government Bond Series, we have agreed to pay to Dupree Investment Advisers, Inc., as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreement, a fee at the annual rate of .2 of 1%. The fees are payable to Dupree Investment Advisers in monthly installments. Dupree Investment Advisers has reserved the right to voluntarily subsidize any series of the Trust at its sole option. Prior to November 1, 1986, our agreement with Dupree & Company, our Investment Adviser at that time, required the firm to reimburse the Kentucky Tax-Free Income Fund, Inc. amounts sufficient to keep operating expenses (excluding interest, taxes and extraordinary expenses) from exceeding the annual rate of .75 of 1% of average daily net asset value. During the past three fiscal years the following fees have been paid the Investment Adviser:

                                       Year Ended         Year Ended         Year Ended
                                         6/30/96            6/30/95            6/30/94
                                         -------            -------            -------
Kentucky Income Series
    fees                               $1,279,636         $1,164,516         $1,175,795
    reimbursement                      $      -0-         $      -0-         $      -0-

Kentucky Short-to-Medium Series
    fees                               $  292,588        $   309,977         $  334,294
    reimbursement                      $      -0-         $      -0-         $      -0-

North Carolina Income Series
    fees                               $    1,534
    reimbursements                     $   11,229

North Carolina Short-to-Medium Series
    fees                               $    2,312
    reimbursements                     $   12,026

Tennessee Income Series
    fees                               $   33,578        $    11,633         $    1,256
    reimbursement                      $   24,095        $    19,037         $   18,535

Tennessee Short-to-Medium Series
    fees                               $   10,277        $     2,067
    reimbursement                      $   14,297        $    11,008

Intermediate Government Bond Series
    fees                               $   16,061        $    15,235         $   20,266
    reimbursement                      $   17,702        $    15,743         $   19,475


Indiana and Texas limit annual expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.

                                 OTHER SERVICES

Star Bank, 425 Walnut Street, ML 6118, PO Box 1118, Cincinnati, Ohio 45201-1118 serves as Custodian for the Trust. Star Bank is responsible for the safekeeping of the assets of each series of the Trust. Star Bank presents for payment the coupons of the municipal bonds held by it or its sub-custodians and deposits payment to the Trust accounts.

Bank of the Bluegrass, 101 East High Street, Lexington, Kentucky 40507 assists the Transfer Agent in the clearing of redemption checks of shareholders of the Kentucky Tax-Free Short-to-Medium Series, North Carolina Tax-Free
Short-to-Medium Series, Tennessee Tax-Free Short-to-Medium Series and the Intermediate Government Bond Series.


For the fiscal year 1996 Coopers & Lybrand L.L.P., 201 East Main Street, Suite 1400, Lexington, Kentucky 40507 served as the independent auditors of the Trust, providing expertise in accounting and taxation, including tax return preparation for the fiscal year 1996. For the fiscal year 1997 Ernst & Young LLP, 1300 Chiquita Center 250 East 5th Street, Cincinnati, Ohio 45202 will provide the aforementioned services.


Dupree Investment Advisers, Inc., serves as the Transfer Agent and Dividend Paying Agent of the Trust, collecting monies from new shareholders and paying dividends and redemption proceeds to shareholders, in addition to maintaining books and accounts of shareholder transactions. Each Series of the Trust has an agreement with Dupree Investment Advisers, Inc., as Transfer Agent, by the terms of which a fee is paid computed on the average daily net asset value at the annual rate of .15% on the first $20,000,000 and .12% on all amounts in excess of $20,000,000.

                            OFFICERS AND TRUSTEES

The following table sets forth information as to our officers and trustees:

                                                                           Principal Occupation
Name and Address                    Office(s) With Us                  During the Past Five Years
----------------                    -----------------                  --------------------------
THOMAS P. DUPREE, SR.*              President and Trustee              Chairman of the Board of Dupree & Company, Inc.
125 South Mill Street                                                  President of Dupree Investment Advisers, Inc.
Vine Center, Suite 100                                                 Director, Studio Plus Hotels, Inc.
Lexington, KY 40507

FRED L. DUPREE, JR.*                Vice President,                    Vice President, Secretary, Treasurer and
125 South Mill Street               Secretary, Treasurer               of Dupree & Company, Inc. and
Vine Center, Suite 100              and Trustee                        Dupree Investment Advisers, Inc.
Lexington, KY  40507

LUCY A. BREATHITT                   Trustee                            Alexander Farms, farming; Kentucky Horse Park
1703 Fairway Drive                                                     Foundation Board; Kentucky Horse Park Museum
Lexington, KY  40502                                                   Board, Kentucky State Nature Preserves
                                                                       Commission

WILLIAM A. COMBS, JR.               Trustee                            Secretary, Treasurer, Director, Dana Motor
111 Woodland Ave., #510                                                Cincinnati, Ohio; Secretary-Treasurer, Director
Lexington, KY 40502                                                    Freedom Dodge, Lexington, KY; Secretary,
                                                                       Treasurer, Director Ellerslie Realty Inc., Lexington,
                                                                       KY; Partner, Forkland Development Co., Lexington,
                                                                       KY; Partner, Lexland, Lexington, KY.

ROBERT L. MADDOX                    Trustee                            Partner, Wyatt, Tarrant & Combs, Louisville, KY
2800 Citizens Plaza                                                    Attorneys; Director, Nugent Sand Company,
Louisville, KY  40202                                                  Louisville, KY; Director, Orr Safety Corporation,
                                                                       Louisville, KY,; Director, Whip-Mix Corporation,
                                                                       Louisville, KY.

WILLIAM S. PATTERSON                Trustee                            President, CEO,  Cumberland Surety Co.,
367 West Short Street                                                  Lexington, KY; President, Patterson & Co., Frankfort
Lexington, KY 40507                                                    KY.,(real estate development, thoroughbred horse
                                                                       breeding, farming)

WILLIAM T. GRIGGS, II               Vice President                     President of Dupree & Company, Inc.
125 South Mill Street               Assistant Secretary
Vine Center, Suite 100
Lexington, KY 40507

ALISON L. ARNOLD                    Assistant Vice                     Assistant Vice President of
125 South Mill Street               President                          Dupree & Company, Inc.
Vine Center, Suite 100
Lexington, KY  40507

MICHELLE M. DRAGOO                  Assistant Vice                     Vice President of
125 South Mill Street               President                          Dupree & Company, Inc.
Vine Center, Suite 100

Lexington, KY 40507

* Thomas P. Dupree, Sr. and Fred L. Dupree, Jr. are "interested persons" of our Investment Adviser and of us within the meaning of the Investment Company Act of 1940.

As of September 11, 1996 shares of the Trust were owned by our officers and trustees as shown below.


                                                   Thomas P.         Fred L.            Non-Interested Trustees and
                                                   Dupree Sr.        Dupree, Jr.         other officers as a group
                                                   ----------        -----------         -------------------------
KENTUCKY INCOME SERIES
     Number of Shares Outstanding                 186,387.972         25,263.654             243,594.357
     Percentage of Shares Outstanding                    .457%              .062%                   .597%

KENTUCKY SHORT-TO-MEDIUM SERIES
     Number of Shares Outstanding                  74,019.933              0.000             123,263.240
     Percentage of Shares Outstanding                    .604%             0.000%                  1.006%

NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES
     Number of Shares Outstanding                     397.481              0.000                   0.000
     Percentage of Shares Outstanding                    .325%             0.000%                  0.000

INTERMEDIATE GOVERNMENT BOND SERIES
     Number of Shares Outstanding                       0.000          3,469.442                 465.998
     Percentage of Shares Outstanding                   0.000%              .430%                   .058%


Thomas P. Dupree, Sr. and Fred L. Dupree, Jr. are brothers. Neither receives any remuneration from us.


Each non-interested Trustee, except Ms. Breathitt who is a new trustee as of October 30, 1996, received compensation in the amount of $12,000 for their services to us for the fiscal year ended June 30, 1996. For the current fiscal year the four non-interested Trustees will be entitled to fees of $12,000 each. Executive officers of the Trust receive no remuneration from us, but are instead paid by Dupree Investment Advisers, Inc.

                             PORTFOLIO TRANSACTIONS


Ordinarily, portfolio securities for each series are purchased from underwriters at prices that include underwriting fees or from primary market makers acting as principals and selling to us at net prices. In either case, we would not pay any brokerage commission. Transactions placed with dealers serving as primary market makers are executed at prices within the spread between the bid and asked prices for the securities.


Decisions with respect to the purchase and sale of our portfolio securities, including the allocation of principal business and portfolio brokerage, are made by our Investment Adviser, Dupree Investment Advisers, Inc., our Investment Adviser has discretionary authority to implement these decisions by placing orders for the purchase or sale of securities for our account with underwriters, dealers or brokers selected by it for that purpose. However, Dupree Investment Advisers, Inc. will not deal with us as principal, or as our agent, in purchasing and selling securities for our accounts. Purchases and sales of securities for the Trust's portfolios, as well as allocation of brokerage, are reviewed quarterly by the Trust's Board of Trustees. Dupree Investment Advisers on behalf of the Trust has from time to time executed trades through Paine Webber, Inc., in which Thomas P. Dupree, Jr. acted as the broker. Each of these trades is either an exclusive offering or the high bid on bonds for sale. Each is reviewed by the board on an individual basis.


Dupree Investment Advisers, Inc. has advised us that, in placing orders for the purchase and sale of our portfolios transactions, it will seek execution at the most favorable prices through responsible brokers, in agency transactions, at competitive commission rates. Our investment adviser has also advised us that, in selecting brokers to execute our portfolio transactions, it will give consideration to such factors as the price of the security, the rate of commission, if any, the size and difficulty of the order, the reliability, integrity, financial conditions and general execution and operating capabilities of competing brokers, and the brokerage and research services which they provide to our investment adviser to us.

Dupree Investment Advisers, Inc. has further advised us that it does not presently intend to award brokerage on our portfolios to brokers who charge higher commissions because of research services they provide. However, under our Investment Advisory Agreements with it, we have authorized the investment adviser to adopt a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Under such a policy, a broker furnishing research services could be paid a higher commission than the commission that would be paid to another broker which either does not furnish research services or furnishes research services deemed to be of lesser value, if such higher commission is deemed to be reasonable in relation to the value of the brokerage and research services provided by the broker charging it, either in terms of that particular transaction or in terms of the overall responsibilities of the investment advisor with respect to the accounts as to which it exercises investment discretion. Research services furnished by a broker can include evaluation of the market prices of securities in the Trust's portfolios, evaluation of potential additions to the Trust's portfolios and credit analysis of particular issuers of securities.


Whether and to what extent net prices or commissions charged by brokers selected by Dupree Investment Advisers, Inc. reflect an element of value for research services cannot presently be determined. To the extent that research services of value are provided by brokers with or through which the investment adviser places our portfolio transactions, the investment adviser may be relieved of expenses it might otherwise bear. Research services furnished by brokers could be useful and of value to the investment adviser in serving its other clients as well as us; but, on the other hand, research services obtained by the investment adviser as a result of placing portfolio brokerage of other clients could be useful and of value to it in serving us.


Since our shares are not sold through intermediary brokers, it is not the practice of Dupree Investment Advisers, Inc. to allocate principal business or portfolio brokerage on the basis of such sales. However, brokers effecting purchases of our shares for their customers may participate in principal transactions of brokerage allocated as described in the preceding paragraphs. The Dupree firm has advised us that, when it purchases Kentucky municipal securities for our portfolios in underwritings, it will seek to negotiate a purchase price reflecting a reduction from the initial public offering price by an amount equal to some or all of the applicable selling group concessions.

No brokerage commissions have been paid by the Trust during the three most recent fiscal years.


                          SHARES OF BENEFICIAL INTEREST


Dupree Mutual Funds is a Kentucky Business Trust organized under the laws of the Commonwealth of Kentucky on July 1, 1987. The Business Trust is the successor of Kentucky Tax-Free Income Fund, Inc. The Trust offers shares of beneficial interest of separate series without par value. The Trust is authorized to create an unlimited number of new series, but at this time the Trust is offering shares in seven series: Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series, and Intermediate Government Bond Series as described in the Prospectus.


Each share has one vote. Fractional shares have proportionate voting rights and participate pro rata in dividends and distributions. Our shareholders have cumulative voting rights for the election of Trustees. This means that, in each election of Trustees, each shareholder has the right to cast a number of votes equal to the number of Trustees to be elected and to cast all of such votes for one candidate or distribute such votes among two or more candidates, as the shareholder sees fit. When issued, our shares are fully paid and nonassessable.


As of September 11, 1996, no person was known to beneficially own 5% or more of our outstanding shares of Kentucky Tax-Free Income Series. As of that date Studio Plus Hotels, Inc. owned 11.25% of the outstanding shares of the Kentucky Tax-Free Short-to-Medium Series. As of that date Robert A. Eberle owned 19.44%, Frank A. Daniels III owned 15.76%, Sidney C. Teague II owned 12.84% and Lawrence
J. La Brie owned 5.61% of the outstanding shares of the North Carolina Tax-Free Income Series. As of that date Kemp Pendleton Burpeau owned 33.77%, Frank A. Daniels III owned 16.88%, NEC Industries, Inc. owned 16.88%, and Calvin H. Price owned 8.94% of the outstanding shares of the North Carolina Short-to-Medium Series. As of that date Gail S. Mays owned 10.24% and Terrell D. Mays Trust owned 9.42% of the outstanding shares of the Tennessee Tax-Free Income Series. Gail S. Mays owned 14.93%, Thomas F. Buchanan Jr. owned 8.18%, Harry Samuels Trust owned 8.03%, Arthur H. Woods owned

5.98% and Diane L. Edge owned 5.96% of the outstanding shares of the Tennessee Tax-Free Short-to-Medium Series. As of that date Saxon & Company owned 6.62% of the outstanding shares of the Intermediate Government Bond Series.


                             HOW TO PURCHASE SHARES

Shares of our Trust which are offered for sale are offered directly by the Trust. Since we do not charge any sales commissions, every dollar you invest in us is applied to the purchase of our shares.

The price of your shares will be their net asset value per share, as calculated in the first determination of net asset value after your order has become effective. Your order will be priced and executed at the net asset value next determined after the order is received. There is no sales charge or load.

The Prospectus describes the procedures to be utilized by an investor desiring to purchase our shares.

                        DETERMINATION OF NET ASSET VALUE

We compute the net asset value of the shares of each series separately at the close of trading on the New York Stock Exchange each day the Exchange is open for trading, by dividing the value of the assets of each series, minus its liabilities, by the total number of shares of each series which are outstanding. The New York Stock Exchange is closed on the following Holidays: New Year's Day (January 1), Washington's Birthday (third Monday in February), Good Friday (varies annually), Memorial Day (last Monday in May), Independence Day (July 4), Labor Day (first Monday in September), Thanksgiving Day (fourth Thursday in November), and Christmas Day (December 25).

The securities in which we invest are traded primarily in the over-the-counter market. We value securities for which representative price quotations are current and readily available at the mean between the quoted bid and asked prices. If price quotations are not readily available, or if we believe that available quotations are not current or representative, we value securities at prices we believe will best reflect their fair value. In such cases, and in the case of other assets, fair value is determined in good faith in accordance with procedures approved in advance by our Board of Trustees, consistently applied by or under the supervision of our officers, and monitored by the Board on an ongoing basis.

Under procedures currently in effect, all series securities for which representative price quotations are not readily available are valued on the basis of appraisals obtained from at least three dealers. The dealers furnishing such appraisals may, but need not, be market makers with respect to the particular issues to which their appraisals relate. Where appraisals are not available for particular Kentucky, North Carolina or Tennessee municipal securities in our portfolios, we value such securities on the basis of price quotations or appraisals for comparable municipal securities. In evaluating appraisals, as well as available price quotations, our officers will take into account pricing data derived from a matrix system developed and used for many years by our Investment Adviser's parent, Dupree & Company, Inc. This matrix system utilizes electronic data processing techniques to rank and price municipal securities of the same maturity on the basis of their respective yields.

                              HOW TO REDEEM SHARES

The Prospectus describes the procedures to be utilized by a shareholder desiring to redeem our shares.

                               REDEMPTION BY TRUST

If transactions in your account at any time reduce its value to less than $100, we may notify you that, unless you bring the account up to at least $100, we will redeem all of your shares and close out your account by paying you the redemption price and dividends declared but unpaid at the date of redemption. We will give you this notice no earlier than the 15th of the month following the month in which your account falls below $100, and you will have 30 days to bring the account up to $100 before we take any action. The Trust reserves the right to raise or lower minimum account size.

                            HOW WE COMPUTE OUR YIELDS

The yield for each series is determined separately.

We compute the yields, the average annual total return, and tax equivalent yields on our shares in each portfolio separately in accord with SEC guidelines. Our tax equivalent yield for the 30-day (or one month) period ended on June 30, 1996 is computed by dividing that portion which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield which is not tax-exempt. Thereafter any applicable ad valorem tax rate is added. Thus, the tax equivalent distribution rate for the Kentucky Tax-Free Income Series was 7.11% in Kentucky, 6.76% in Indiana, 6.44% in Texas, and 6.44% in Florida. The tax equivalent distribution rate for the Kentucky Tax-Free Short-to-Medium Series was 4.82% in Kentucky, 4.51% in Indiana, 4.30% in Texas, and 4.30% in Florida. The tax equivalent distribution rate for the North Carolina Income Series was 7.91% in North Carolina. The tax equivalent distribution rate for the North Carolina Short-to-Medium Series was 5.68% in North Carolina. The tax equivalent distribution rate for the Tennessee Tax-Free Income Series was 7.55% in Tennessee. The tax equivalent distribution rate for the Tennessee Tax-Free Short-to-Medium Series was 4.74% in Tennessee.

The average annual total return for the 1, 5 and 10 year periods ended on June 30, 1996 is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)n(exponent) = ERV, where: P equals a hypothetical initial payment of $1,000, T equals average annual total return, n equals number of years, and ERV equals ending redeemable value of a hypothetical $1,000 Set forth below is average annual total return information for the Income Series and the Short-to-Medium Series and the Intermediate Government Bond Series for the periods indicated.

                             Expressed as a Percentage
                             Based on a Hypothetical
                             $1,000 investment
                             ---------------------------------------
                              Kentucky    Kentucky         North        North       Tennessee       Tennessee     Intermediate
                              Tax-Free    Tax-Free        Carolina     Carolina      Tax-Free       Tax-Free       Government
                               Income     Short-to        Tax-Free     Tax-Free       Income        Short-to          Bond
                               Series      Medium          Income      Short-to       Series         Medium          Series
                                           Series          Series       Medium                       Series
                                                                        Series
                             -------------------------------------------------------------------------------------------------
    Period                   Average Annual Total Return
    One year ended             6.38%       4.52%           3.23% 2      3.79% 3        6.65%          4.62%           4.15%
    June 30, 1996

    Five years ended           7.55%       5.02%                                       6.06% 4        5.82% 5         6.37% 6
    June 30, 1996

    Ten years ended            7.83%       5.49% 1
    June 30, 1996
                             Redeemable Value
                             Based on a Hypothetical $1,000
                             Investment at the end of the period
                             -----------------------------------------
                              Kentucky    Kentucky         North        North       Tennessee       Tennessee     Intermediate
                              Tax-Free    Tax-Free        Carolina     Carolina      Tax-Free       Tax-Free       Government
                               Income     Short-to        Tax-Free     Tax-Free       Income        Short-to          Bond
                               Series      Medium          Income      Short-to       Series         Medium          Series
                                           Series          Series       Medium                       Series
                                                                        Series
                             -------------------------------------------------------------------------------------------------
    Period
    One year ended           $1,064      $1,045          $1,020 2     $1,024 3       $1,067         $1,046          $1,042

    June 30, 1996

    Five years ended         $1,439      $1,277                                      $1,164 4       $1,099 5        $1,280 6
    June 30, 1996

    Ten years ended          $2,125      $1,596 1
    June 30, 1996
payment made at the beginning of the one, five, or ten year periods at the end of the one, five, or ten year periods (or fractional portion thereof).

  1 since inception 9/15/87
  2 since inception 11/16/95
  3 since inception 11/16/95
  4 since inception 12/20/93
  5 since inception 11/01/94
  6 since inception 7/14/92

The series' average annual total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the series at the beginning of each specified period.

For the Kentucky, North Carolina and Tennessee Income Series, Kentucky, North Carolina and Tennessee Short-to-Medium Series and Intermediate Government Bond Series, if yield is computed for a period of less than one year it is annualized on a 360 day basis. The yields we quote in response to telephone inquiries represent such an annualization of our yields for the preceding 30 calendar days.

Our yields for any given period in the past should not be considered a representation as to our yields for any future period. Since the dividends we declare are based on income earned on portfolio securities net of expenses, any changes in our income or expenses will directly affect our yields. The income we earn on our portfolio securities can be expected to fluctuate as we make changes in or additions to our portfolios. Our yields will be affected if we experience a net inflow of new money which is invested at interest rates different from those being earned on our then-current portfolio securities. A change in our net asset values due to fluctuations in values of our portfolio securities will, of course, also affect our yields.


Yield information may be useful in reviewing our performance and comparing an investment in our shares with other investment alternatives. In addition, when comparing the yields of mutual funds, you should consider the investment objectives, policies and programs of each fund, including the types of investments permitted and the quality and maturity of the portfolio securities, as well as the method used by each fund to compute yield, which may differ from fund to fund. Finally, in evaluating our yields, you should be aware that prior to November 1, 1986 our Investment Adviser had been bearing a portion of our operating expenses for our Kentucky Income Series. Our Investment Adviser has been bearing a portion of our operating expenses for our Kentucky Short-to-Medium Series prior to July 1, 1993 and has been bearing a portion of our operating expenses for the Government Bond Series since its inception July 14, 1992, for the Tennessee Tax-Free Income Series since its inception December 21, 1993, for the Tennessee Tax-Free Short-to-Medium Series since its inception, November 1, 1994, for the North Carolina Income Series and for the North Carolina Short-to-Medium Series since their inception November 16, 1995.


In order to keep shareholders and prospective investors informed about our historic and current yields, the make-up of our portfolios, and other meaningful investment information, we (i) send reports to our shareholders on a semi-annual and annual basis, (ii) provide such information in our sales literature, and
(iii) maintain a toll-free telephone through which such information may be obtained.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Series' yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series' yield that is not tax-exempt. The yield for the 30-day period ending June 30, 1996 for the Kentucky Tax-Free Income Series was 5.53% and for the Kentucky Short-to-Medium Series was 4.07%. The tax-equivalent yield for Kentucky residents for the same period (based on a tax rate of 28%) for the Kentucky Income Series was 8.42% and for the Kentucky Short-to-Medium Series was 6.26% The yield for the 30-day period ending June 30, 1996 for the North Carolina Income Series was 5.38% and for the North Carolina Short-to-Medium Series was 4.07%. The tax-equivalent yield for North Carolina residents for the same period was 8.04% and for the North Carolina Short-to-Medium Series was 6.08%. The yield for the 30-day period ending June 30, 1996 for the Tennessee Tax-Free Income Series was 5.44% and for the Tennessee Tax-Free Short-to-Medium Series was 4.00%. The tax-equivalent yield for Tennessee residents for the same period (based on a tax rate of 28%) for the Tennessee Income Series was 8.04% and for the Tennessee Tax-Free Short-to-Medium Series was 5.91%.


Total return, yield and tax equivalent yield figures are based on the series' historical performance and are not intended to indicate future performance. The series' total return, yield and tax equivalent yield will vary depending on market conditions, the securities comprising the series' portfolio, the series' operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Trust may fluctuate and an investors' shares, when redeemed, may be worth more or less than their original cost.

                                 TAX INFORMATION

                             FEDERAL TAX INFORMATION

We have qualified as a "regulated investment company" under the Internal Revenue Code and intend to continue to do so. By qualifying as a regulated investment company we are relieved of federal and Kentucky income taxes on all net income and all net realized capital gains, if any, that we distribute to shareholders. In order to qualify for this treatment, we must (i) derive at least 90% of our gross income from dividends, interest and gains from the sale or other disposition of securities, (ii) derive less than 30% of our gross income from the sale or other disposition of securities held less than three months, (iii) meet certain diversification tests as to our investments in securities, and (iv) distribute to shareholders at least 90% of our net tax exempt and net taxable income earned in any year.

Distribution of net short-term capital gains we may realize from the sale of municipal or other securities will be taxable to the shareholders as ordinary income. Distribution of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares in respect of which the distributions are paid. The tax effect of dividends (whether taxable or exempt) on our shareholders is the same whether such dividends are in the form of cash or additional shares.

The net asset value at which our shares are purchased may include undistributed income or capital gains or unrealized appreciation in the value of securities held in our investment portfolio. To the extent that such income or gains, or any capital gains realized from such appreciation, are subsequently distributed to the holder of such shares, the distributed amounts, although a return of his investment, may be taxable to him as set forth above.


The Internal Revenue Code prohibits investors from deducting for federal income tax purposes interest paid on loans made or continued for the purpose of purchasing or carrying shares of a mutual fund, such as the Kentucky, North Carolina or Tennessee Income or Short-to-Medium Series, that distributes exempt interest dividends. Under rules of the Internal Revenue Service, there are circumstances in which purchases of our shares may be considered to have been made with borrowed funds, even though the borrowed funds are not directly traceable to the share purchases.


If in any fiscal year we have taxable income, we will use the actual earned method of allocating taxable and nontaxable income. We will also allocate expenses between taxable and non-taxable income. In any such year, the percentage of quarterly dividends that are exempt will vary from quarter to quarter.

The following summary discusses some of the more important tax issues affecting the Trust and its shareholders.

                                   EXCISE TAX

The Internal Revenue Code contains a provision which discourages shareholders from deferring tax on dividend income received from a regulated investment company. Under the provision, a 4% non-deductible federal excise tax is levied on undistributed fund income unless the fund distributes at least a) 98% of calendar year ordinary income during the calendar year; b) 98% of capital gain net income earned in the year ending October 31 by December 31; and c) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period.

                                  CAPITAL GAINS

Long term capital gain distributions to a corporation will be taxed at the regular corporate tax rate. Net long term capital gain distributions to individuals will be taxed at the applicable individual tax rate; however the maximum federal tax rate imposed on net long term capital gains cannot exceed 28%.

For the 1994-95 fiscal year, a capital gains distribution was paid March 31, 1995 for the Kentucky Tax-Free Income and Short-to-Medium Series following a recharacterization of dividends paid from February through March 15, 1995. This recharacterization was made by the Trusts's Board of Trustees on August 28, 1995 and a spill back tax-exempt dividend was declared and paid in amounts equal to the recharacterized capital gains dividend.

                            EXEMPT INTEREST DIVIDENDS

Under the present tax law, if the stock of a regulated investment company acquired after March 28, 1985 is held for six months or less, any loss on the sale or exchange of that stock would be disallowed to the extent the taxpayer received exempt interest dividends with respect to that stock. Further, the six month requirement would be shortened under Treasury Department regulations to a period not less than the greater of 31 days or the period between regular dividend distributions, if the regulated investment company regularly distributes at least 90% of its net tax-exempt interest.

                                TAX EXEMPT BONDS

Under laws in effect as of the date of this Prospectus, interest on obligations of states, territories, possessions of the U.S., the District of Columbia and political subsidiaries of these governmental entities is generally exempt from state taxation in the state of issuance. Interest on non-governmental purpose bonds, such as industrial development bonds, issued by qualified government units may be taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites, or are exempt small issues. Furthermore, bonds issued for activities for non-governmental persons are referred to collectively as "non-essential" bonds. Interest on non-essential bonds may be taxable unless a specific exception is provided. For example, interest on exempt facility bonds, small issue bonds, mortgage subsidy bonds and qualified student loan bonds, is non-taxable. Stricter volume limitations will apply to certain issuers and aggregate volume limitations would apply to all non-essential bonds issued in each state. Tax exempt interest on non-essential function bonds will be treated as an alternative minimum tax preference item for corporate and individual taxpayers. The Trust does not intend to purchase "non-essential purpose" bonds for the Income Series or the Short-to-Medium Series.


                    INCOME SERIES AND SHORT-TO-MEDIUM SERIES

As a regulated investment company, we are qualified to pay "exempt interest dividends", provided that at least 50% of our total assets are invested in municipal securities at the close of each quarter of our taxable year. Ordinarily, the dividends we pay from net income earned on our investments in Kentucky, North Carolina or Tennessee municipal securities will be exempt interest dividends. Shareholders receiving exempt interest dividends may exclude them from gross income for federal income tax purposes. However, dividends to our shareholders from net income we may earn from investments in non-municipal securities will be fully taxable as interest income.

                       INTERMEDIATE GOVERNMENT BOND SERIES

Ordinarily, the dividends we pay from net income earned on our investments will not be exempt interest dividends. Accordingly, shareholders will include these dividends in gross income for Federal income tax purposes.

The above analysis is not all-inclusive and is subject to federal regulations.

                            KENTUCKY TAX INFORMATION

Insofar as the dividends we pay from the Kentucky Series qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for Kentucky income tax purposes. For Kentucky residents who own shares of the Government Bond Series, a portion of dividends and distributions paid by the Trust may be exempt from Kentucky income taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Kentucky income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for Kentucky income tax purposes.

Shareholders of the Income Series, and the Short-to-Medium Series are not subject to Kentucky ad valorem taxes on their shares. For individual Kentucky residents who own shares of the Intermediate Government Bond Series, a portion of the shares of that series are subject to Kentucky ad valorem tax. The Kentucky municipal securities in our portfolios are also exempt from Kentucky ad valorem taxes and from the Kentucky Corporation License Tax.

                             INDIANA TAX INFORMATION

Insofar as the dividends it pays qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for Indiana income tax purposes. For Indiana residents who own shares of the Government

Bond Series, a portion of the dividends paid by the Trust are exempt from Indiana income tax. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Indiana income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for Indiana individual income tax purposes.

The state of Indiana does not impose intangible tax on resident individuals. Accordingly, individual Indiana resident shareholders of the Income Series, the Short-to-Medium Series and the Government Bond Series are not subject to Indiana ad valorem taxes on their shares.

No representation is made as to the tax implications of an Indiana corporation or other entity.

                              TEXAS TAX INFORMATION

The state of Texas does not impose an individual income tax or personal intangible property tax upon resident individuals. Accordingly, Texas resident shareholders of the Income Series, the Short-to-Medium Series or the Government Bond Series are not subject to individual income tax or personal intangible property tax on the dividends and distributions they receive from us.

No representation is made as to the tax implications of a Texas corporation or other entity.

                             FLORIDA TAX INFORMATION

The state of Florida does not impose an individual income tax upon resident individuals. Accordingly, individual Florida resident shareholders of the Income Series, Short-to-Medium Series or Government Bond Series are not subject to individual income tax.

Individual Florida resident shareholders of the Income Series or the Short-to-Medium Series will be subject to an annual intangible property tax of
1.0 mill (.10%) per dollar of intangible property value. An additional 1.0 mill (.10%) tax is levied against intangible property valued greater than $100,000 ($200,000 for taxpayers filing jointly). Each Florida resident is entitled to apply a $20 tax exemption ($40 for taxpayers filing jointly) against property subject to the first mill of tax. An additional tax exemption of $100 ($200 for taxpayers filing jointly) is available for property subject to the additional
1.0 mill tax. For individual Florida residents who own shares of the Government Bond Series, a portion of the shares of that Series are exempt from Florida ad valorem tax.

No representation is made as to the tax implications of a Florida corporation or other entity.

                            TENNESSEE TAX INFORMATION

Insofar as the dividends we pay from the Tennessee Series qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for Tennessee Hall income tax purposes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Tennessee Hall income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Tennessee Series will ordinarily be excludable from gross income for Tennessee Hall individual income tax purposes.

Individual shareholders of the Tennessee Series are not subject to Tennessee ad valorem taxes on their shares or on the dividends and distributions they receive from us.

For Tennessee residents who own shares of the Intermediate Government Bond Series, a portion of the dividends paid by the Trust is exempt from Tennessee Hall income tax.

         No representation is made as to the tax implications of a Tennessee corporation or other entity.

                         NORTH CAROLINA TAX INFORMATION

Insofar as the dividends we pay from the North Carolina Series qualify as "exempt interest dividends" for federal income tax purposes, they will also be excludable from the shareholder's gross income for North Carolina income tax purposes. For North Carolina residents who own shares of the Government Bond Series, a portion of dividends and distributions paid by the Trust are exempt from North Carolina income taxes. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for North Carolina income tax purposes as they have for federal income tax purposes. This means that dividends paid by the Income Series and the Short-to-Medium Series will ordinarily be excludable from gross income for North Carolina income tax purposes.

Shareholders of the Income Series and the Short-to-Medium Series are not subject to North Carolina ad valorem taxes on their shares. For individual North Carolina residents who own shares of the Intermediate Government Bond Series, a portion of the shares of that series are subject to North Carolina ad valorem tax.

No representation is made as to the tax implications of a North Carolina corporation or other entity.

                               DUPREE MUTUAL FUNDS
                        POST-EFFECTIVE ADMENTMENT NO. 36

         PART C of Form N-1A                 OTHER INFORMATION
                                                   Page

Item 24. Financial Statements and Exhibits Ky Income KY S/M NC Income NC S/M TN
         ---------------------------------
Income TN S/M GBS

         (a)   Financial Statements

Included in the Registration Statement, Part B,
   Statement of Additional Information:

   Portfolio of Investment of June 30, 1996

   Statement of Assets and Liabilities
         at June 30, 1996

   Statement of Operation for the Year
         at June 30, 1996

   Statement of Changes in Net Assets
         for the Years Ended
         June 30, 1995 and 1996

Notes to Financial Statements

Report of Independent Accountants

Included in the Registration Statement Part C, Other Information

(11)     Consent of Independent Accountants

(16 ) Schedule for computation of each performance quotation shown at "How to Compute Our Yields" in Statement of Additional Information

Item 25. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

         Inapplicable

Item 26. Number of Holders of Securities
         -------------------------------

         On September 11, 1996 there were 8486 record holders of Registrant's Shares of Beneficial Interest as follows:

         Title of Series                                               Number of Record Holders
         ---------------                                               ------------------------
         Kentucky Tax-Free Income Series                                        5650

         Kentucky Tax-Free Short-to-Medium Series                               1505

         North Carolina Tax-Free Income Series                                    53

         North Carolina Tax-Free Short-to-Medium Series                           33

         Tennessee Tax-Free Income Series                                        341

         Tennessee Tax-Free Short-to-Medium Series                               108

         Intermediate Government Bond Series                                     796


Item 27. Indemnification
         ---------------

         Inapplicable

Item 28. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         The Registrant's Investment Adviser, Dupree Investment Advisers, Inc., is a wholly owned subsidiary of Dupree & Company Inc., the former investment adviser . Dupree Investment Advisers, Inc. is a Kentucky Corporation located at 125 South Mill Street, Suite 100, Lexington, Kentucky 40507, and it serves as the Transfer Agent for the Registrant. Thomas P. Dupree, is the Chairman of the Board of Dupree Investment Advisers, Inc., Dupree & Company, Inc., and the Registrant. Fred L. Dupree, Jr., is Vice President, Secretary and Treasurer of Dupree Investment Advisers, Inc., Dupree & Company, Inc., and the Registrant.

Item 29. Principal Underwriters
         ----------------------
         Inapplicable

Item 30. Location of Accounts and Records

         Registrant's Transfer Agent and Dividend Disbursing Agent is Dupree Investment Advisers, Inc., 125 South Mill Street, Vine Center, Lexington, Kentucky 40507

Item 31. Management Services
         -------------------

         Inapplicable at this time.

Item 32. Undertakings
         ------------

         None

                                                            Exhibit 11.1


CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
DUPREE MUTUAL FUNDS

We consent to the inclusion appearing in the Post-Effective Amendment No. 36 to the Registration Statement of Dupree Mutual Funds (comprised of the Kentucky Tax-Free Income Series, the Kentucky Tax-Free Short-to-Medium Series, the Intermediate Government Bond Series, the Tennessee Tax-Free Income Series, the Tennessee Tax-Free Short-to-Medium Series, the North Carolina Tax-Free Income Series, and the North Carolina Tax-Free Short-to Medium Series) on Form N-1A of our report dated July 26, 1996 on our audit of the financial statements and financial highlights of the Funds, which report is included in the Annual Report to Shareholders for the year ended June 30, 1996 which is also included in the Registration Statement. We also consent to the reference to our Firm under the caption "Other Services."

Lexington, Kentucky
October 7, 1996

                                                     Coopers & Lybrand LLP

                                                                 Exhibit 11.2




                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Other Services" in the Statement of Additional Information included in Post-Effective Amendment No. 36 to the Registration Statement (Form N-1A No. 33-2-64233) of Dupree Mutual Funds.

                                                        ERNST & YOUNG LLP

Cincinnati, Ohio
October 2, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fayette and State of Kentucky on the 11th day of September, 1996.

                                        DUPREE MUTUAL FUNDS


                                        By /s/ THOMAS P. DUPREE, SR.
                                          -------------------------
                                           Thomas P. Dupree, Sr.
                                           President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                           Title                      Date
       ---------                           -----                      ----


/s/ THOMAS P. DUPREE, SR.
--------------------------     President (Principal Executive    Sept. 13, 1996
Thomas P. Dupree, Sr.          Officer) and Trustee


/s/ FRED L. DUPREE, JR.
--------------------------     Vice President, Secretary,        Sept. 13, 1996
Fred L. Dupree, Jr.            and Treasurer (Principal
                               Financial and Accounting
                               Officer)


/s/ WILLIAM A. COMBS, JR.
--------------------------     Trustee                           Oct. 17, 1996
William A. Combs, Jr.


--------------------------     Trustee                           _____________
Robert L. Maddox


/s/ WILLIAM S. PATTERSON
--------------------------     Trustee                           Oct. 17, 1996
William S. Patterson

                               DUPREE MUTUAL FUNDS

                                    EXHIBITS

                                       TO

                         POST-EFFECTIVE AMENDMENT NO 36

                                       TO

                        FORM N-1A REGISTRATION STATEMENT

                                      UNDER

                             SECURITIES ACT OF 1933

                                       AND

                         INVESTMENT COMPANY ACT OF 1940